Deutsche Asset Management


                               [GRAPHIC OMITTED]


                                   Mutual Fund


                                  Annual Report


                                                                  March 31, 2002


                                                                   Premier Class


Asset Management Fund



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                                                                 A Member of the
                                                             DEUTSCHE BANK GROUP
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Asset Management Fund--Premier Class
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TABLE OF CONTENTS


              LETTER TO SHAREHOLDERS ..................................   3
              PERFORMANCE COMPARISON ..................................  10

              ASSET MANAGEMENT FUND--PREMIER CLASS
                 Statement of Assets and Liabilities ..................  11
                 Statement of Operations ..............................  12
                 Statements of Changes in Net Assets ..................  13
                 Financial Highlights .................................  14
                 Notes to Financial Statements ........................  15
                 Report of Independent Accountants ....................  17
                 Tax Information ......................................  17

              ASSET MANAGEMENT PORTFOLIO
                 Schedule of Portfolio Investments ....................  18
                 Statement of Assets and Liabilities ..................  27
                 Statement of Operations ..............................  28
                 Statements of Changes in Net Assets ..................  29
                 Financial Highlights .................................  30
                 Notes to Financial Statements ........................  31
                 Report of Independent Accountants ....................  34

              FUND TRUSTEES AND OFFICERS ..............................  35


                           -------------------------
                The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche
                Bank AG. The Fund is subject to investment risks,
                   including possible loss of principal amount
                                    invested.
                           -------------------------


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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS



We are pleased to present you with this annual report for Deutsche Asset Management's Asset Management Fund--Premier Class (the 'Fund'), providing a review of the markets, the Portfolio (the Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
ECONOMIC ACTIVITY REMAINED SLUGGISH THROUGH MOST OF THE WORLD FOR THE FIRST HALF OF THE FUNDS' FISCAL YEAR. HOWEVER, THE POWERFUL POLICY RESPONSE OF FISCAL AND MONETARY STIMULUS OF CENTRAL BANKS AND GOVERNMENTS AROUND THE WORLD TO THE TRAGIC TERRORIST ATTACKS ON THE US OF SEPTEMBER 11TH BOLSTERED BOTH GLOBAL ECONOMIC ACTIVITY AND THE FINANCIAL MARKETS DURING THE SECOND HALF OF THE FUNDS' FISCAL YEAR.
o The economic slowdown began in the US and was the most prominent there, as households and businesses struggled to unwind the excesses built up during the late 1990s boom. Elsewhere, Japan's economy slipped back into a recession, and European economies overall gradually lost momentum.
o The terrorist attacks on the US of September 11th dramatically altered the economic and financial landscape. The greatest concern was the adverse effects of uncertainty and fear on household, business and investor behavior.
o The US Federal Reserve Board's already aggressive pace of interest rate cuts was stepped up in the aftermath of the attacks, as it began flooding the financial markets with liquidity. It cut interest rates three more times during the fourth quarter of 2001, bringing the targeted federal funds rate to 1.75%. Its objective was to stabilize consumer and business confidence.
o After the fears of business and consumer spending grinding to a standstill generated immediately following September 11th did not materialize, the primary debate within the financial markets centered upon when the global economy would emerge from its recessionary spiral.
o Economic data released during the first quarter of 2002 turned a little more positive and pointed to signs of a bottoming in the economy. It became clear by February 2002 that no more interest rate cuts would likely be forthcoming from the Federal Reserve Board during this cycle. In fact, in March, the Federal Reserve Board shifted from an easing to a neutral bias, citing a slow economic recovery in progress.

DESPITE THE BETTER ECONOMIC NEWS, SEVERAL FACTORS CONTRIBUTED TO ONGOING INVESTOR UNCERTAINTY DURING THE SECOND HALF OF THE FISCAL YEAR.
o Optimism over improved economic data turned to uncertainty around the polar opposites of a quick return to growth and inflationary pressures, which might mandate a quick series of interest rate increases by the Federal Reserve Board, and a fear that the nascent economic recovery might not be sustainable.
o The failure of Enron represented the largest corporate bankruptcy ever recorded. Fundamental concerns over Enron and other accounting issues raised the possibility that GAAP (Generally Accepted Accounting Principles) reported earnings may not be as transparent as formerly assumed.
o While there have been no major terrorist counterattacks on the US as a result of the war on terrorism, the Middle East conflict and its concomitant rhetoric was not helpful to the financial markets. The impact of oil price increases also began to be felt.
o Finally, turmoil in Argentina led to a default on its debt, devaluation of its currency and a succession of five presidents in a two-week period at the end of December 2001. The fallout from this debacle was felt throughout the emerging markets.

US EQUITIES
FOR THE FIRST HALF OF THE FISCAL YEAR, THE BROAD US EQUITY MARKET WAS DOWN SIGNIFICANTLY.
o The equity markets performed well overall from the start of the second calendar quarter of 2001 through mid-May, as the Federal Reserve Board actively cut interest rates and reports came in with an unexpectedly high US GDP growth rate for the prior quarter.
o However, mixed economic signals, an ongoing stream of negative corporate earnings announcements and the tragic events of September 11th led to broad US equity market weakness from mid-May through much of the third calendar quarter of 2001.



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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS



THE BEGINNING OF THE FOURTH QUARTER OF 2001 SAW A REBOUND IN THE US EQUITY MARKETS, DESPITE A BACKGROUND OF WAR IN AFGHANISTAN, ANTHRAX OUTBREAKS IN THE US AND REPORTS OF LOWER THIRD QUARTER CORPORATE EARNINGS.
o Even the beaten down Technology sector rebounded strongly. Still, reports indicated that third quarter annualized Gross Domestic Product (GDP) fell 1.3% versus positive 0.3% for the second quarter.
o Both the President and the Federal Reserve Board initiated aggressive efforts to moderate the severity of a recession and stimulate the economy, including a proposed $100 billion government stimulus package, accelerated tax cuts and yet another interest rate cut.

IN NOVEMBER AND DECEMBER, THE US EQUITY MARKETS ADVANCED, AS TERRORISM REMAINED AWAY FROM AMERICAN SOIL AND MILITARY OPERATIONS IN AFGHANISTAN MET WITH EARLY SUCCESS.
o During November, new home and retail sales rose, while companies in certain retail and technology industries reported an improved earnings outlook. There were, however, continued signs of an economic downturn, as the National Association of Purchasing Managers (NAPM) Index shrank for the 15th month in a row. NAPM is one of the most widely known and watched indicators of business activity in the US, and is currently known as the Institute of Supply Management (ISM). Also in November, the National Bureau of Economic Research formally acknowledged that the US had entered into a recession in March of 2001. The Federal Reserve Board reduced interest rates by an additional 0.50%.
o In December, the Federal Reserve Board made an additional interest rate cut of 0.25%, bringing the targeted federal funds rate down to just 1.75% by the end of the fourth quarter of 2001. During the month, there were some encouraging signs for the economy, including an unexpected rise in both the ISM Manufacturing Index and consumer confidence.

IN JANUARY AND FEBRUARY, THE PRIMARY FOCUS OF THE US EQUITY MARKETS WAS ON COMPANY FUNDAMENTALS AND THE US ECONOMY. AS INFORMATION PERTAINING TO THE ENRON CORPORATION'S FINANCIAL TROUBLES BECAME PUBLIC, INVESTOR CONCERNS WERE HEIGHTENED REGARDING CORPORATE ACCOUNTING METHODS.
o A number of companies with complex accounting practices were negatively impacted resulting in general equity market uncertainty and poor equity market performance. Regulators and rating agencies heightened their scrutiny of company financial reports and demanded greater disclosure of risk.
o On the positive side, there were several signs of economic recovery. In January, reports indicated an unexpected rise of 1.74% in annualized GDP growth for the fourth quarter of 2001. There was also data indicating rising consumer confidence. In February, there were reports of a 1.2% rise in retail sales, excluding autos, making this the largest gain in two years for retail sales. There was also a rise in the ISM Manufacturing Index to 54.7%, making this the first time in 18 months that the Index had risen above the 50% mark indicative of economic expansion.

DURING MARCH, INVESTORS FINALLY HEEDED THE SIGNS OF A RECOVERING ECONOMY,
AND THE US EQUITY MARKETS RESPONDED POSITIVELY.
o The consumer also responded positively with sentiment towards the economy measured at the highest level since December 2000. Continuing signs of US economic recovery included a 55.6% reading of the ISM Manufacturing Index.
o On the other hand, increasing turmoil in the Middle East caused a rise in energy prices, and the unemployment rate increased slightly.


 FIVE LARGEST COMMON STOCK HOLDINGS
 (percentages are based on total net assets of the Portfolio)

   General Electric Co. ........................ 1.79%
   Microsoft Corp. ............................. 1.60
   Exxon Mobil Corp. ........................... 1.44
   Wal-Mart Stores, Inc. ....................... 1.31
   Citigroup, Inc. ............................. 1.23


 FIVE LARGEST FIXED INCOME LONG TERM SECURITIES
(percentages are based on total net assets of the Portfolio)

   US Treasury Bond, 8.125%, 8/15/19 ........... 2.53%
   Chase Mortgage Finance, 6.75%, 10/25/28 ..... 0.95
   Harrisburg, PA Hsg. Corp., 10.00%, 7/15/24 .. 0.94
   FHLMC, 7.00%, 1/15/11 ....................... 0.93
   GTHEL 99-H AF5, 7.60%, 12/15/29 ............. 0.92


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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS

THE S&P 500 INDEX WAS VIRTUALLY FLAT, WITH A RETURN OF 0.21%, FOR THE TWELVE MONTH PERIOD.
o Small capitalization stocks, as measured by Russell 2000 Index, were up 13.98% for the annual period.
o Mid capitalization stocks, as measured by the S&P MidCap 400 Index, outperformed both their large cap and small cap brethren during the twelve months ended March 31, 2002, with a twelve month return of 18.86%.
o Value stocks significantly outperformed growth stocks within all equity capitalizations during this annual period, as measured by the Russell Value Indices versus the Russell Growth Indices.

US BONDS
OVERALL, THE US FIXED INCOME MARKETS PERFORMED STRONGLY DURING THE FIRST HALF OF THE FISCAL YEAR, BOOSTED MOSTLY BY US ECONOMIC WEAKNESS.
o US nominal GDP growth fell through the period. Businesses sought to trim unwanted inventories, industrial production faltered and consumer demand weakened.
o This economic environment, along with tremendous volatility in the equity markets, led to fixed income being the asset class of choice throughout most of the first half.
o Also, the yield curve became increasingly more positively sloped since the first of the year 2001, as investors especially flocked to short-term Treasuries.

DURING THE SECOND HALF OF THE FISCAL YEAR, THE US FIXED INCOME MARKETS OVERALL PRODUCED LOW BUT POSITIVE NOMINAL RETURNS.
o Evidence of an improving US economy, better performance in the equity markets and a change in bias from 'easing' to 'neutral' by the Federal Reserve Board in March contributed most to the lackluster performance by the US fixed income markets.
o Credit spreads widened during the first quarter of 2002, as concerns over accounting practices heightened the focus of the fixed income markets on the credit quality of securities and drove investors toward higher quality issues.
o When the Federal Reserve Board shifted from an easing to a neutral bias in March, citing a slow economic recovery in progress, the fixed income markets began pricing in potential interest rate increases by mid-year 2002.
o All major components of the Lehman Aggregate Bond Index(1) outperformed US Treasuries for the six months ended March 31, 2002.

INTERNATIONAL MARKETS
OVERALL, THE ANNUAL PERIOD WAS NOT A GOOD ONE FOR WORLD EQUITY MARKETS, AS VIRTUALLY ALL OF THE MAJOR COUNTRY INDICES FOR JAPAN, GERMANY AND ELSEWHERE EXPERIENCED DRAMATIC WEAKNESS AND HIGH VOLATILITY.
o During the first half of the fiscal year, world equity markets were rattled by news of a continued economic slowdown in Europe and Asia. Even more worrisome was the confirmation of a US economic slowdown.
o Virtually all major equity markets in the European and Pacific regions recovered significantly during the fourth calendar quarter of 2001, as the heightened risk premium of the post-September 11th attacks diminished and the reduction in oil prices helped stabilize demand.
o After the sharp global economic slowdown of 2001, exacerbated by the World Trade Center terrorist attacks in the United States and the anticipated negative consumer reaction, global economies showed signs during the first quarter of 2002 of a potentially strong rebound. After a period of concerted easing by central banks around the globe, investors began to anticipate the beginning of a period of rising interest rates.
o Thus, for the first quarter of 2002, world equity markets, as measured by the MSCI EAFE Index, rose 0.97%, as equities struggled to maintain the momentum of the fourth quarter of 2001. From early January through mid-February, global equities actually declined. However, a rally then started, as the prospects for renewed economic growth rose. The equity rally lasted into March before faltering during the last two weeks of the quarter.
o Regionally, the Asian and Pacific Rim equity markets, excluding Japan, as measured by the MSCI Pacific ex-Japan Index, outpaced the European equity markets for the annual period, as measured by the MSCI Europe Index. Both regions outperformed the Japanese equity market, as measured by the MSCI Japan Index, for the twelve month period.

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(1)The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS


o International bond markets, as measured by the Salomon World Government Bond Index, were virtually flat for the annual period.

CASH
Two important themes drove the performance of major currencies during the first half of the fiscal year. First, the global economic slowdown, led by the US. Second, aggressive direct official intervention by the Bank of Japan to depress the yen. The US dollar in particular was undermined by the first of these themes, as the market moved to discount a deeper and more prolonged slowdown of economic activity in the US. Consequently, the US dollar slipped from its multi-year highs in the third calendar quarter. The euro and, perhaps more surprisingly, the yen were both able to take advantage of the dollar's fragility.




   ASSET ALLOCATION                                              (as of 3/31/02)
   (percentages are based on market value of total investments in the Portfolio)


                                                               [GRAPHIC OMITTED]
         EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                                                                    Bonds 34.85%
                                                   Short-term Instruments 13.06%
                                                                   Stocks 52.09%


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This chart shows Asset Management Fund's investment exposure to different asset classes (ie, stocks, bonds and short term instruments). The Fund also may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market. Future contracts are not reflected in the chart above.


                                                        CUMULATIVE                                 AVERAGE ANNUAL
                                                     TOTAL RETURNS                                  TOTAL RETURNS

   Periods Ended           1 Year    3 Years    5 Years      Since      1 Year   3 Years     5 Years        Since
   March 31, 2002                                        Inception(2)                                   Inception(2)

 Asset Management Fund--
   Premier Class(1)          2.13%     3.59%     57.03%     122.71%      2.13%     1.18%       9.44%         9.83%
-----------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)            0.21%    (7.43)%    62.30%     192.25%      0.21%    (2.54)%     10.17%        13.45%
-----------------------------------------------------------------------------------------------------------------------
 Salomon Broad Investment
   Grade Bond Index(3)       5.34%    20.75%     44.00%      70.98%      5.34%     6.49%       7.57%         6.51%
-----------------------------------------------------------------------------------------------------------------------
 Asset Allocation Index--
   Long Range(3)             2.72%     5.08%     55.11%     132.41%      2.72%     1.66%       9.18%        10.43%
-----------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio
   Funds Average(4)          1.18%     4.45%     44.59%     111.36%      1.18%     1.30%       7.52%         9.00%
-----------------------------------------------------------------------------------------------------------------------


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(1)PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
   SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions. Mergers and acquisition transactions may be renegotiated, terminated, or delayed and in the event that these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than expected.
(2)The Fund's inception date is September 16, 1993. Benchmark returns are for the periods beginning September 30, 1993.
(3)Asset Allocation Index--Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash:
   10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Salomon Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
(4)Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc.as falling into the category indicated. These figures do not reflect sales charges.


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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS

During the fourth calendar quarter, the yen, which had begun 2001 at about 113 yen/dollar weakened to about 132 yen/dollar. The euro, which had entered 2001 at just under $.93/dollar ended the year worth $.87/dollar. During the first quarter of 2002, the Japanese yen strengthened versus the dollar. The surge in the Nikkei Index(1) during the month of March was due in part to yen repatriation, as the market was technically supported by strategic short selling mandated by the government to shore up corporate balance sheets before the March fiscal year close. The euro remained weak versus the dollar. The European Central Bank did not cut interest rates during the quarter. Concern over higher oil prices contributed to the weakness of the euro.

INVESTMENT REVIEW
The Fund outperformed the S&P 500 Index and its Lipper category average, but underperformed the Salomon Broad Investment Grade Bond Index and the Asset Allocation Index--Long Range for the annual period ended March 31, 2002.

During the first half of the fiscal year, the Fund's overweighting in Canadian bonds, underweighting in US stocks and strong exposure to the euro versus the US dollar boosted performance. However, these positive contributors were overshadowed by the negative impact of the Fund's overweighting of certain international equity markets, such as Canada and Germany, and underweighting of US fixed income securities.

During the fourth calendar quarter of 2001, the Fund generally benefited from an underweighting to cash. The Fund held a neutral position in equities overall, but its slight underweighting in the strongly performing US equity market negatively impacted performance. The Fund's overweighting in fixed income began to hurt performance when the yield curve steepened more dramatically in November. On the currency front, the Fund's exposure to the British pound and the euro versus the dollar also hurt performance, as investors began to express more confidence in the US.

For most of the first quarter of 2002, the Fund benefited from its overweighting to fixed income. Even though in an absolute sense bonds did not provide dramatic performance, their relative value versus stocks was confirmed during the quarter. We had increased the Fund's position in equities to a slight overweighting, but uncertainty regarding corporate earnings and accounting issues impacted the equities markets during these months and thus the Fund did not benefit from this allocation. Currency positions continued to be a drag on Fund performance, as investors flocked to the dollar when the hopes of economic recovery began to reemerge in the US.

Our model's assessment of a wide variety of factors supported the Fund's allocation throughout the annual period. As of March 31, 2002, the Fund's asset weightings were 58.61% in equities, 34.78% in bonds and 6.61% in cash and other short-term instruments.(2)

MANAGER OUTLOOK
ECONOMIC MOMENTUM APPEARS TO BE BUILDING IN THE US, AS THE RECOVERY NEARS THE SELF-REINFORCING STAGE.
o Consumer demand remains resilient, buoyed by monetary and fiscal stimulus, a firm housing market and solid gains in real incomes fueled by strong productivity growth. Even business investment, which was hardest hit during the slump, is beginning to improve.
o At the same time, an upturn in the inventory cycle is adding to the recovery dynamic in classic fashion, ie by reviving manufacturing production, boosting job and income growth, and reinforcing the improvement in demand.
o After six quarters of Gross Domestic Product (GDP) growth averaging below 1%, the US seems to be returning to a trend-like 3.0% to 3.5% growth rate--a bit faster even than we had anticipated.
o Although the Federal Reserve Board is unlikely to take action immediately, due to the lack of clear-cut signs of above-trend growth and rising inflation risks, we anticipate that it will slowly begin the process of unwinding the emergency interest rate cuts it made

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(1)The Nikkei 225 Index is an unmanaged index measuring the composite price performance of selected Japanese stocks and is currently based on 225 highly capitalized stocks trading on the Tokyo Stock Exchange (TSE) representing a broad cross-section of Japanese industries.
(2)Asset weightings include market value of futures contracts as of March 31, 2002.
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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS


   late in 2001 by its June 2002 meeting. We believe the Federal Reserve Board will then likely continue adjusting short-term rates back to a more historically 'normal' level over the subsequent six to twelve months. We would expect the European Central Bank and the UK to follow this pattern, but Japan still suffers from deflation and is unlikely, in our view, to tighten monetary policy for at least a year.

IN OUR VIEW, THE ECONOMIC ENVIRONMENT REMAINS SUPPORTIVE OF US EQUITIES, WITH CLEAR SIGNS OF A DOMESTIC RECOVERY AND EVIDENCE OF BENEFICIAL TRENDS IN LABOR COSTS. AT THE SAME TIME, HOWEVER, US EQUITY VALUATIONS REMAIN HIGH.
o Also, a strong rebound in earnings relative to other regions is already reflected in US equity market prices.
o Elsewhere in North America, we expect Canadian equities to perform well, reflecting the exposure of this market to commodity prices and the world trade cycle. Canadian equities are also priced more reasonably than US equities.

WE BELIEVE UPWARD RISK TO US BOND YIELDS WILL LIKELY CONTINUE DUE TO STRONG ECONOMIC DATA, HIGHER OIL PRICES AND THE PROSPECT OF INTEREST RATE INCREASES BY JUNE.
o At the same time, while the fixed income markets have given up ground as the economic recovery has strengthened, we believe these markets have already discounted at least as much Federal Reserve Board tightening for 2002 as we expect.
o The yield curve will likely begin flattening once the Federal Reserve Board actually starts raising interest rates and will probably continue returning to a more typical, flatter configuration as short-term interest rates are restored to more historically 'normal' levels.
o In our view, short and intermediate-term fixed income yields may rise further over the next year or so, as Federal Reserve Board tightening of monetary policy plays out. We believe longer-term fixed income yields need not increase much further at all, especially given the likely benign inflation backdrop.
o As economic growth takes hold and companies return to profitability, corporate bonds should perform particularly well in our opinion.

WE EXPECT THE THEME OF CYCLICAL RECOVERY TO CONTINUE TO INFLUENCE INTERNATIONAL EQUITY MARKETS FOR AT LEAST ONE MORE QUARTER, OFFERING PARTICULAR SUPPORT TO EQUITIES IN CONTINENTAL EUROPE, ASIA AND JAPAN. LATIN AMERICAN EQUITY MARKETS ARE EXPECTED TO CONTINUE TO BENEFIT FROM HIGHER COMMODITY PRICES AND IMPROVED DOMESTIC DEMAND.
o We believe that European equity markets should see strength at least over the coming quarter, based on supportive earnings revisions, particularly in Germany and France. While Europe as a region has struggled of late, global monetary easing, inventory adjustments, tax reductions and abating inflation are expected to help boost corporate profitability. Also, the recent formal introduction of the euro creates a level playing field for all companies and increases competitive pressures and thus corporate productivity and efficiency. Pension reforms instituted by several nations, including Germany and Italy, are also a positive in that they encourage increased investor savings. Fortunately, central bankers in Europe still have considerable reserves of ammunition to re-stimulate demand going forward.
o The situation in Japan remains a concern for many fundamental reasons. Primarily, we are skeptical that Prime Minister Koizumi can deliver on his reform program. Our outlook for the Japanese Financial sector is especially cautious, as Japanese banks are still in the process of writing off bad loans and continue to own cross shareholdings in each other. (Cross shareholding is a traditional practice under which companies hold each other's shares through a subsidiary, affiliated company and/or business partner.) In our view, for the Japanese economy as well as its equity market to show a sustainable upturn, we need to see a number of reforms from the Japanese government that address the problems of cross shareholdings, problem loans and pension underfunding. We also need to see, in our opinion, an effective policy by the Bank of Japan to stop the deflation (ie a decline in the prices of goods and services). Under the current stance of the Bank of Japan, the yen should stay comparatively strong over the short term due to certain technical and seasonal factors, but may weaken again from summer onwards.


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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS

o Elsewhere in Asia, the outlook is more positive. We believe that should the US economic recovery take hold during the second half of 2002 as anticipated, then those equity markets heavily driven by exports and the Information Technology sector may benefit. Most prominently, these markets include Taiwan and South Korea. We are also bullish on certain domestic sectors, such as Consumer Staples, in China and India. Both of these nations are experiencing high Gross Domestic Product (GDP) growth. Also, both of these nations have closed economies and are thus more dependent on domestic growth and more insulated from global economic and political events.
o Our view on European fixed income is mixed. While cyclical improvements and the recent increases in the price of oil inevitably put pressure on European yields, it remains to be seen the extent to which these factors have been priced into the market.

OUR CURRENCY OUTLOOK IS CAUTIOUS.
o In our view, the euro remains stuck in a broad range versus the US dollar. Our currency model continues to recommend an overweight in the euro, as it is our expectation that as economic recovery becomes global, the Funds' position in the undervalued euro will enhance performance.
o While Japanese policy is supportive of further yen weakness, we believe cyclical recovery forces will cap any depreciation. However, we see some potential for yen weakness versus the euro in the months ahead.
o On the surface, the US economic recovery would seem to point to a stronger US dollar ahead. However, the currently low capacity utilization rate of the US is expected to reduce potential return on investment, thus possibly impacting the amount of foreign capital inflow to the US. This scenario, if realized, would keep the US dollar weaker than one might anticipate in a traditional economic recovery.

We intend to stay disciplined to the Fund's model-driven investment strategy. We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to provide high total return with reduced risk over the long term.

We value your ongoing support of the Asset Management Fund and look forward to continuing to serve your investment needs in the years ahead.


/S/SIGNATURES

Janet Campagna and Robert Wang
Portfolio Managers of the
ASSET MANAGEMENT PORTFOLIO
March 31, 2002



--------------------------------------------------------------------------------
                                        9

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON(1)


Asset Management Fund--Premier Class, S&P 500 Index,
Salomon Broad Investment Grade Bond Index,
Asset Allocation Index--Long Range and Lipper Flexible Portfolio Funds Average Growth of a $5,000,000 Investment (since inception)(2)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Asset Management      S&P 500 Index(3)  Salomon Broad Investment    Asset Allocation       Lipper Flexible Portfolio
         Fund -- Premier Class                      Grade Bond Index(3)    Index -- Long Range(3)      Funds Average(4)


9/16/93      5,000,000        $5,000,000              $5,000,000               $5,000,000              $5,000,000
10/31/93     5,055,000         5,103,430               5,015,500                5,063,500               5,053,400
11/30/93     4,990,000         5,054,780               4,973,470                5,023,460               4,979,600
12/31/93     5,041,500         5,115,900               5,001,540                5,068,320               5,069,140
1/31/94      5,132,000         5,289,830               5,069,070                5,188,520               5,195,480
2/28/94      5,011,000         5,146,250               4,984,920                5,082,020               5,103,200
3/31/94      4,835,000         4,921,890               4,861,090                4,917,450               4,930,320
4/30/94      4,847,500         4,985,000               4,824,640                4,940,390               4,937,650
5/31/94      4,873,000         5,066,820               4,824,150                4,986,260               4,956,950
6/30/94      4,767,000         4,942,620               4,813,810                4,917,370               4,873,840
7/31/94      4,873,500         5,104,920               4,905,050                5,040,470               4,969,220
8/31/94      4,960,000         5,314,220               4,910,450                5,157,840               5,085,640
9/30/94      4,858,000         5,184,260               4,839,930                5,064,320               5,006,550
10/31/94     4,893,000         5,300,740               4,835,190                5,127,430               5,044,930
11/30/94     4,821,000         5,107,690               4,822,340                5,022,060               4,924,170
12/31/94     4,879,000         5,183,460               4,858,990                5,078,810               4,955,510
1/31/95      4,988,000         5,317,880               4,959,570                5,190,500               5,002,280
2/28/95      5,123,000         5,525,120               5,075,420                5,346,760               5,147,400
3/31/95      5,180,000         5,688,160               5,104,860                5,447,090               5,252,070
4/30/95      5,282,500         5,855,660               5,174,560                5,563,760               5,359,960
5/31/95      5,465,500         6,089,690               5,379,990                5,766,370               5,542,190
6/30/95      5,523,000         6,231,140               5,417,410                5,856,920               5,669,710
7/31/95      5,605,500         6,437,780               5,406,580                5,962,580               5,830,130
8/31/95      5,631,500         6,453,960               5,468,750                5,997,760               5,873,140
9/30/95      5,769,000         6,726,340               5,520,160                6,159,340               6,009,080
10/31/95     5,790,500         6,702,300               5,594,130                6,178,930               5,968,750
11/30/95     5,956,500         6,996,520               5,681,400                6,364,640               6,160,660
12/31/95     6,027,500         7,131,280               5,759,800                6,466,440               6,245,100
1/31/96      6,176,000         7,373,880               5,798,970                6,605,730               6,382,040
2/29/96      6,154,000         7,442,490               5,700,380                6,602,850               6,430,220
3/31/96      6,204,000         7,514,000               5,659,340                6,623,520               6,468,020
4/30/96      6,240,500         7,624,790               5,617,460                6,662,760               6,559,870
5/31/96      6,346,000         7,821,660               5,614,650                6,759,070               6,655,380
6/30/96      6,396,000         7,851,270               5,687,080                6,806,490               6,640,890
7/31/96      6,202,500         7,504,400               5,702,440                6,650,520               6,441,200
8/31/96      6,331,000         7,662,700               5,693,880                6,727,200               6,559,420
9/30/96      6,600,000         8,094,220               5,792,960                6,979,640               6,801,250
10/31/96     6,771,000         8,317,230               5,923,300                7,143,550               6,920,620
11/30/96     7,144,000         8,945,900               6,021,030                7,484,910               7,245,380
12/31/96     7,005,500         8,768,640               5,968,050                7,383,640               7,177,780
1/31/97      7,327,500         9,316,460               5,990,730                7,650,670               7,434,460
2/28/97      7,322,000         9,389,480               5,997,320                7,689,420               7,412,470
3/31/97      7,091,500         9,003,680               5,936,740                7,491,640               7,194,220
4/30/97      7,374,000         9,541,190               6,021,640                7,778,720               7,391,160
5/31/97      7,662,500        10,122,100               6,078,240                8,068,830               7,709,290
6/30/97      7,928,500        10,576,300               6,150,580                8,304,600               7,944,760
7/31/97      8,449,500        11,417,300               6,317,260                8,750,230               8,415,600
8/31/97      8,100,000        10,777,600               6,262,930                8,458,150               8,165,120
9/30/97      8,456,500        11,367,700               6,354,990                8,760,480               8,503,240
10/31/97     8,307,500        10,988,000               6,445,870                8,647,170               8,320,800
11/30/97     8,522,500        11,496,700               6,476,160                8,884,960               8,456,970
12/31/97     8,652,500        11,694,200               6,542,220                9,004,560               8,559,520
1/31/98      8,763,000        11,823,500               6,626,620                9,104,420               8,616,110
2/28/98      9,186,500        12,676,300               6,621,980                9,466,410               9,049,920
3/31/98      9,526,500        13,325,500               6,647,800                9,750,350               9,364,970
4/30/98      9,625,000        13,459,500               6,682,370                9,826,650               9,456,140
5/31/98      9,599,000        13,228,100               6,746,520                9,770,830               9,344,280
6/30/98      9,845,000        13,765,600               6,801,840               10,021,200               9,536,520
7/31/98      9,792,000        13,618,900               6,816,200                9,974,000               9,426,500
8/31/98      9,018,000        11,652,900               6,920,480                9,239,860               8,474,420
9/30/98      9,402,500        12,396,200               7,083,810                9,645,120               8,819,820
10/31/98     9,829,500        13,404,800               7,051,930               10,065,500               9,256,200
11/30/98    10,176,000        14,217,800               7,090,720               10,424,200               9,650,570
12/31/98    10,513,500        15,036,200               7,112,700               10,769,900              10,095,100
1/31/99     10,749,500        15,664,900               7,165,250               11,049,200              10,340,700
2/28/99     10,481,000        15,178,100               7,039,630               10,795,600              10,028,300
3/31/99     10,749,000        15,785,800               7,079,900               11,059,100              10,320,500
4/30/99     11,019,500        16,396,600               7,103,420               11,311,400              10,576,000
5/31/99     10,814,500        16,009,300               7,038,380               11,132,700              10,392,200
6/30/99     11,148,000        16,897,900               7,014,450               11,464,000              10,761,400
7/31/99     10,914,000        16,370,300               6,986,660               11,256,000              10,553,600
8/31/99     10,939,500        16,289,300               6,981,560               11,227,300              10,477,300
9/30/99     10,814,000        15,842,800               7,065,130               11,110,500              10,370,400
10/31/99    11,184,000        16,845,300               7,086,580               11,513,400              10,676,200
11/30/99    11,318,500        17,191,400               7,086,130               11,647,600              10,868,600
12/31/99    11,899,000        18,200,100               7,053,860               12,010,300              11,388,000
1/31/00     11,562,000        17,285,600               7,033,880               11,671,900              11,083,400
2/29/00     11,730,500        16,958,400               7,116,000               11,603,400              11,241,500
3/31/00     12,236,000        18,617,400               7,208,320               12,286,300              11,790,100
4/30/00     11,982,000        18,057,300               7,186,880               12,075,900              11,534,100
5/31/00     11,829,500        17,686,800               7,180,530               11,943,400              11,350,700
6/30/00     12,109,000        18,122,800               7,330,300               12,197,900              11,613,600
7/31/00     12,042,000        17,839,500               7,397,850               12,138,100              11,504,800
8/31/00     12,140,000        18,947,600               7,503,590               12,619,700              12,085,700
9/30/00     12,080,500        17,947,300               7,554,380               12,289,800              11,745,300
10/31/00    12,051,500        17,871,400               7,602,470               12,295,200              11,617,700
11/30/00    11,551,000        16,462,400               7,726,220               11,839,200              11,140,000
12/31/00    11,652,500        16,543,000               7,871,940               11,955,600              11,392,800
1/31/01     11,968,500        17,130,000               8,002,260               12,266,100              11,613,000
2/28/01     11,297,500        15,568,000               8,073,240               11,693,600              10,950,100
3/31/01     10,903,000        14,581,800               8,115,510               11,312,700              10,444,900
4/30/01     11,369,500        15,714,900               8,077,410               11,782,500              10,950,300
5/31/01     11,399,500        15,820,200               8,130,390               11,857,600              11,012,600
6/30/01     11,280,000        15,435,200               8,157,250               11,716,200              10,812,000
7/31/01     11,310,000        15,283,200               8,344,610               11,751,100              10,779,500
8/31/01     10,990,000        14,326,400               8,437,240               11,396,000              10,350,100
9/30/01     10,510,000        13,168,200               8,541,330               10,943,600               9,687,530
10/31/01    10,711,000        13,420,500               8,713,500               11,139,500               9,902,000
11/30/01    11,095,000        14,448,500               8,594,500               11,557,500              10,365,000
12/31/01    11,125,500        14,579,000               8,543,000               11,592,500              10,714,000
1/31/02     11,033,500        14,360,500               8,610,500               11,530,500              10,396,000
2/28/02     10,952,000        14,084,500               8,693,000               11,449,000              10,221,000
3/31/02     11,135,500        14,612,500               8,549,000               11,620,500              10,568,000

                                                 AVERAGE ANNUAL TOTAL RETURNS
Periods Ended                                   1 Year     5 Years      Since
March 31, 2002                                                   Inception(2)


Asset Management Fund--Premier Class             2.13%       9.44%      9.83%


--------------------------------------------------------------------------------
(1)PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
(2)The Fund's inception date is September 16, 1993. Benchmark returns are for the period beginning September 30, 1993.
(3)Asset Allocation Index--Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash:10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Salomon
   Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
(4)Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.


--------------------------------------------------------------------------------
                                       10

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
                                                         MARCH 31, 2002

ASSETS
   Investment in the Portfolio, at value ................. $437,617,634
   Receivable for capital shares sold ....................      581,176
   Due from administrator ................................       14,094
   Prepaid expenses and other ............................       11,116
                                                           ------------
Total assets .............................................  438,224,020
                                                           ------------
LIABILITIES
   Payable for capital shares redeemed ...................      397,811
   Accrued expenses and other ............................       23,756
                                                           ------------
Total liabilities ........................................      421,567
                                                           ------------
NET ASSETS ............................................... $437,802,453
                                                           ============
COMPOSITION OF NET ASSETS
   Paid-in capital ....................................... $462,529,368
   Undistributed net investment income ...................    2,536,968
   Accumulated net realized loss from
   investment and foreign currency transactions ..........  (16,657,171)
   Net unrealized depreciation on
   investments and foreign currencies ....................  (10,606,712)
                                                           ------------
NET ASSETS ............................................... $437,802,453
                                                           ============
SHARES OUTSTANDING ($0.001 par value per share,
   unlimited number of shares authorized) ................   40,095,378
                                                           ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) ............ $      10.92
                                                           ============



See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       11

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS



                                                     FOR THE YEAR ENDED
                                                         MARCH 31, 2002


INVESTMENT INCOME
   Total income allocated from
   Asset Management Portfolio ............................ $ 14,321,106
   Less allocated expenses ...............................   (2,323,986)
                                                           ------------
   Net investment income allocated
   from Asset Management Portfolio .......................   11,997,120
                                                           ------------
EXPENSES
   Administration and service fees .......................      634,098
   Professional fees .....................................       33,872
   Printing and shareholder reports ......................       25,268
   Registration fees .....................................       16,923
   Trustees fees .........................................        9,588
   Miscellaneous .........................................        1,947
                                                           ------------
Total expenses ...........................................      721,696
Less: fee waivers and/or expense reimbursements ..........     (721,696)
                                                           ------------
Net expenses .............................................           --
                                                           ------------
NET INVESTMENT INCOME .................................... $ 11,997,120
                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions .............................     (517,259)
     Foreign currency transactions .......................     (292,214)
     Forward foreign currency transactions ...............     (782,325)
     Futures transactions ................................   (5,346,213)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ..................    3,266,895
                                                           ------------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN CURRENCIES ....................   (3,671,116)
                                                           ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ............... $  8,326,004
                                                           ============



See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       12

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS



                                                                FOR THE YEARS ENDED MARCH 31,
                                                                     2002                2001


INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ................................... $ 11,997,120       $  15,504,144
   Net realized loss from investment and
     foreign currency transactions .........................   (6,938,011)         (9,087,102)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .................    3,266,895         (59,049,163)
                                                              -----------       -------------
Net increase (decrease) in net assets from operations ......    8,326,004         (52,632,121)
                                                              -----------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................  (10,599,179)        (11,359,363)
   Net realized gain .......................................     (381,159)        (66,352,263)
                                                              -----------       -------------
Total distributions ........................................  (10,980,338)        (77,711,626)
                                                              -----------       -------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares ...........................   90,175,748         108,560,367
   Dividend reinvestments ..................................   10,597,366          75,607,213
   Cost of shares redeemed .................................  (77,030,527)       (149,113,621)
                                                              -----------       -------------
Net increase in net assets from capital share transactions     23,742,587          35,053,959
                                                              -----------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ....................   21,088,253         (95,289,788)
NET ASSETS
   Beginning of year .......................................  416,714,200         512,003,988
                                                              -----------       -------------
   End of year (including undistributed net investment
   income of $2,536,968 and $176,981, respectively) ........ $437,802,453       $ 416,714,200
                                                             ============       =============



See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       13

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                                                                  FOR THE YEARS ENDED MARCH 31,
                                                            2002              2001            2000           1999          1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .................      $10.98            $14.44          $13.11         $14.50        $12.05
                                                          ------            ------          ------         ------        ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ...........................        0.31              0.41            0.33           0.47          0.37
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ............       (0.08)            (1.79)           1.44           1.29          3.60
                                                          ------            ------          ------         ------        ------
Total from investment operations ...................        0.23             (1.38)           1.77           1.76          3.97
                                                          ------            ------          ------         ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...........................       (0.28)            (0.30)          (0.31)         (0.45)        (0.37)
   In excess of net investment income ..............          --                --              --          (0.27)           --
   Net realized gain from
     investment transactions .......................       (0.01)            (1.78)          (0.13)         (2.43)        (1.15)
                                                          ------            ------          ------         ------        ------
Total distributions ................................       (0.29)            (2.08)          (0.44)         (3.15)        (1.52)
                                                          ------            ------          ------         ------        ------
NET ASSET VALUE, END OF YEAR .......................      $10.92            $10.98          $14.44         $13.11        $14.50
                                                          ======            ======          ======         ======        ======
TOTAL INVESTMENT RETURN(1) .........................        2.13%           (10.90)%         13.83%         12.83%        34.34%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ..........    $437,802          $416,714        $512,004       $570,120      $496,798
   Ratios to average net assets:
     Net investment income .........................        2.84%             3.20%           2.69%          2.89%         2.97%
     Expenses after waivers, and/or
        reimbursement including expenses
        of the Asset Management
        Portfolio ..................................        0.55%             0.59%           0.60%          0.60%         0.60%
     Expenses before waivers, and/or
        reimbursement including expenses
        of the Asset Management
        Portfolio ..................................        0.91%             0.93%           0.93%          0.93%         0.92%


--------------------------------------------------------------------------------
(1)Total return would have been lower had certain expenses not been reimbursed or fees waived by the investment advisor and administrator.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       14

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Pyramid Mutual Funds (the 'Company') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Company is organized as a business trust under the laws of the Commonwealth of Massachusetts. Asset Management Fund (the 'Fund') is one of the funds the Company offers to investors.

The investment objective of the Fund is to seek to provide high total return with reduced long-term risk by allocating investments among stocks, bonds and short-term instruments. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Asset Management Portfolio (the 'Portfolio'). Details concerning the Fund's investment objective and policies and the risk factors associated with the Fund's investments are described in the Prospectus and Statement of Additional Information.

The Portfolio's financial statements accompany this report.

B. VALUATION OF SECURITIES
The Fund determines the value of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets. On March 31, 2002 the Fund owned approximately 75% of the Portfolio. The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

C. INVESTMENT INCOME
The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

D. DISTRIBUTIONS
The Fund pays quarterly dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.15%.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of the Fund through July 31, 2003, to the extent necessary, to limit all expenses to 0.60% of the average daily net assets of the Fund, including expenses of the Portfolio. Effective January 2, 2001, the Advisor and Administrator have voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.55% of the average daily net assets of the Fund, including expenses of the Portfolio. The Advisor and Administrator may terminate this voluntary waiver and reimbursement at any time without notice to shareholders.

ICCC is the Fund's accounting and transfer agent.

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.




--------------------------------------------------------------------------------
                                       15

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 3--CAPITAL SHARE TRANSACTIONS
There were an unlimited number of capital shares authorized. Transactions in capital shares were as follows:

                         For the Year Ended              For the Year Ended
                             March 31, 2002                  March 31, 2001
                    -----------------------      --------------------------
                     Shares          Amount         Shares           Amount
                    -------        --------       --------     ------------
Sold              8,190,840    $ 90,175,748      2,948,544     $ 33,340,611
Reinvested          975,848      10,597,366        270,025        3,062,076
Redeemed         (7,033,657)    (77,030,527)    (4,057,206)     (44,857,527)
                 ----------    ------------     ----------     ------------
Net increase
  (decrease)      2,133,031    $ 23,742,587       (838,637)   $  (8,454,840)
                 ==========    ============     ==========    =============


NOTE 4--FEDERAL INCOME TAXES
At March 31, 2002, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from foreign currency transactions, investments in foreign bond futures, differing treatments of partnership tax allocations and distribution reclassifications. These reclassifications resulted in the following increases/(decreases) in the components of net assets:

                                Undistributed Net
       Undistributed NII        Realized Gain/Loss         Paid-In-Capital
        ----------------        ------------------          --------------
Asset
  Management
  Fund          $962,046                $2,662,386             $(3,624,432)

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolios appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles. Distributions during the year ended March 31, 2002 were characterized as follows for tax purposes:

                                           Long-Term
                     Ordinary Income   Capital Gains
                    ----------------   -------------
Asset Management Fund    $10,506,872      $  473,466

At March 31, 2002, the components of distributable earnings on a tax basis were as follows:

                       Undistributed    Capital Loss
                     Ordinary Income      Carryovers
                    ----------------    ------------
Asset Management Fund    $ 2,762,031     $12,112,366

At March 31, 2002, the Fund had a capital loss carryover of $12,112,366 available as a reduction against future net realized capital gains which expires in 2010.

At March 31, 2002, the Fund deferred post-October capital losses of $993,549 to the next fiscal year ending March 31, 2003.





--------------------------------------------------------------------------------
                                       16

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of BT Pyramid Mutual Funds and Shareholders of the Asset Management Fund--Premier Class:


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Management Fund--Premier Class (one of the Funds comprising BT Pyramid Funds, hereafter referred to as the 'Fund') at March 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
May 3, 2002



--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For theYear Ended March 31, 2002


The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Asset Management Fund distributed $473,466 of long term capital gains during the fiscal year ended March 31, 2002, all of which is taxable at the 20% capital gains rate.

Of the ordinary distributions made during the fiscal year ended March 31, 2002, 25.72% qualifies for the dividends received deduction available to corporate shareholders.

Of the ordinary distributions made during the fiscal year ended March 31, 2002, 13.21% has been derived from investments in U.S. Treasury and other direct U.S. Government Obligations. All or a part of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.





--------------------------------------------------------------------------------
                                       17

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002

     SHARES   SECURITY                           VALUE


              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--50.52%
              AEROSPACE--0.04%
        100   Raytheon Co. ................$     4,105
      5,300   Rockwell Automation, Inc. ...    133,666
      5,100   Rockwell International Corp.     102,306
                                           -----------
                                               240,077
                                           -----------
              BANKS--0.76%
     12,100   BB&T Corp. ..................    461,131
     57,000   JP Morgan Chase & Co. .......  2,032,050
      2,400   Marshall & Ilsley Corp. .....    149,376
      8,500   SouthTrust Corp. ............    224,400
     38,000   Wachovia Corp. ..............  1,409,040
      2,100   Zions Bancorporation ........    124,467
                                           -----------
                                             4,400,464
                                           -----------
              BASIC MATERIALS--1.44%
      5,800   Air Products & Chemicals, Inc.   299,570
      8,100   Alcan, Inc. .................    321,003
     23,800   Alcoa, Inc. .................    898,212
      6,600   Allegheny Technologies, Inc.     109,164
     18,500   Archer-Daniels-Midland Co. ..    257,705
     15,000   Barrick Gold Corp. ..........    278,400
      4,400   Bemis Co. ...................    239,140
        900   Boise Cascade Corp. .........     32,616
     27,200   Dow Chemical Co. ............    889,984
     28,600   Du Pont (E.I.) de Nemours
               & Co. ......................  1,348,490
      3,500   Eastman Chemical Co. ........    170,765
      2,700   Engelhard Corp. .............     83,781
      8,500   Freeport-McMoRan Copper & Gold,
               Inc.--Class B(1) ...........    149,770
      5,400   Georgia-Pacific Corp. .......    161,730
        400   Great Lakes Chemical Corp. ..     11,268
      8,200   Hercules, Inc.(1) ...........    109,142
      5,200   Inco, Ltd.(1) ...............    101,764
      1,800   International Flavors &
               Fragrances, Inc. ...........     62,946
     12,600   International Paper Co. .....    541,926
      9,100   Louisiana-Pacific Corp.(1) ..     97,734
      9,800   Newmont Mining Corp.
               Holding Co. ................    271,362
      1,600   Nucor Corp. .................    102,784
      7,800   Pactiv Corp.(1) .............    156,156
      3,800   Phelps Dodge Corp.(1) .......    159,980
     17,500   Placer Dome, Inc. ...........    214,375
      4,100   PPG Industries, Inc. ........    225,131
      3,800   Praxair, Inc. ...............    227,240
      5,400   Rohm & Haas Co. .............    228,258
      1,200   Sigma-Aldrich Corp. .........     56,352
        900   Temple-Inland, Inc. .........     51,048
      2,100   Vulcan Materials Co. ........     99,834
      5,700   Weyerhaeuser Co. ............    358,302
      2,400   Worthington Industries, Inc.      36,864
                                           -----------
                                             8,352,796
                                           -----------
              BEVERAGES--0.04%
        600   Adolph Coors Co.--Class B ...     40,482
      6,900   Pepsi Bottling Group,
               Inc. (The) .................    178,503
                                           -----------
                                               218,985
                                           -----------
              BIOPHARMACEUTICALS--0.05%
      6,700   Chiron Corp.(1) .............    307,463
                                           -----------
              BIOTECHNOLOGY--0.14%
      7,200   Genzyme Corp.-General Division   314,424
     17,400   Immunex Corp.(1) ............    526,524
                                           -----------
                                               840,948
                                           -----------
              CAPITAL GOODS--4.24%
      5,700   Allied Waste Industries, Inc.(1)  74,100
     10,000   American Power Conversion
               Corp.(1) ...................    147,800
      2,500   Avery Dennison Corp. ........    152,575
     25,500   Boeing Co. ..................  1,230,375
      9,000   Caterpillar, Inc. ...........    511,650
      4,200   Cooper Industries, Inc. .....    176,190
        600   Crane Co. ...................     16,404
        500   Cummins, Inc. ...............     23,615
      3,700   Danaher Corp. ...............    262,774
      6,100   Deere & Co. .................    277,855
      8,100   Dover Corp. .................    332,100
      1,600   Eaton Corp. .................    129,568
     11,700   Emerson Electric Co. ........    671,463
      5,200   General Dynamics Corp. ......    488,540
    277,500   General Electric Co. ........ 10,392,375
      6,100   Goodrich Corp. ..............    193,004
     22,700   Honeywell International, Inc.    868,729
      8,100   Illinois Tool Works, Inc. ...    586,035
      2,000   ITT Industries, Inc. ........    126,080
      4,400   Johnson Controls, Inc. ......    388,564
     11,900   Lockheed Martin Corp. .......    685,202
      2,800   Millipore Corp. .............    123,872
     11,000   Minnesota Mining &
               Manufacturing  Co. .........  1,265,110
      4,600   Molex, Inc. .................    159,482
      1,700   Navistar International Corp.(1)   75,310
      2,700   Northrop Grumman Corp. ......    305,235
      4,400   PACCAR, Inc. ................    322,124
      3,600   Pall Corp. ..................     73,764
      2,600   Parker-Hannifin Corp. .......    129,740
      8,400   Pitney Bowes, Inc. ..........    359,520
     14,500   Sanmina-SCI Corp.(1) ........    170,375
      3,700   Sealed Air Corp.(1) .........    174,196


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       18

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

     22,900   Solectron Corp.(1) ..........$   178,620
          1   Teledyne Technologies(1) ....         17
      3,100   Textron, Inc. ...............    158,410
      8,200   Thermo Electron Corp.(1) ....    169,986
     55,700   Tyco International Ltd. .....  1,800,224
     13,100   United Technologies Corp. ...    972,020
     16,200   Waste Management, Inc. ......    441,450
                                           -----------
                                            24,614,453
                                           -----------
              COMMERCIAL SERVICES--0.09%
     16,400   Concord EFS, Inc.(1) ........    545,300
                                           -----------
              COMMUNICATION SERVICES--2.86%
      8,100   Alltel Corp. ................    449,955
    123,700   AOL Time Warner Inc.(1) .....  2,925,505
    124,800   AT&T Corp. ..................  1,959,360
     52,600   BellSouth Corp. .............  1,938,836
      3,000   CenturyTel, Inc. ............    102,000
      8,100   Citizen Communications Co. ..     87,075
        700   Meredith Corp. ..............     29,757
     22,200   Nextel Communications, Inc.(1)   119,436
     46,500   Qwest Communications
               International ..............    382,230
     93,600   SBC Communications, Inc. ....  3,504,384
     27,800   Sprint Corp. PCS Group(1) ...    286,062
     31,200   Sprint Corp. FON Group ......    477,048
      7,600   Univision Communications,
               Inc.(1) ....................    319,200
     75,900   Verizon Communications, Inc..  3,464,835
     82,400   WorldCom, Inc.--
               WorldCom Group1 ............    555,376
                                           -----------
                                            16,601,059
                                           -----------
              COMMUNICATIONS EQUIPMENT--0.03%
     18,900   CIENA Corporation(1)             170,100
                                           -----------
              CONSTRUCTION & ENGINEERING--0.02%
      5,800   McDermott International, Inc.     90,190
                                           -----------
              CONSUMER CYCLICALS--4.97%
      7,700   American Greetings Corp.--
               Class A ....................    139,194
      3,000   Autozone, Inc.(1) ...........    206,550
      8,100   Bed Bath & Beyond, Inc.(1) ..    273,375
      6,800   Best Buy, Inc.(1) ...........    538,560
      4,400   Black & Decker Corp. ........    204,776
      1,200   Brunswick Corp. .............     32,784
     21,500   Carnival Corp. ..............    701,975
     30,800   Cendant Corp.(1) ............    591,360
      1,700   Centex Corp. ................     88,281
      4,000   Cintas Corp. ................    199,440
      5,800   Circuit City Stores--
               Circuit City Group .........    104,632
      7,100   Convergys Corp.(1) ..........    209,947
      2,100   Cooper Tire & Rubber Co.(1) .     45,465
     14,200   Costco Wholesale Corp.(1) ...    565,444
      4,100   Dana Corp. ..................     88,027
     15,700   Delphi Corp. ................    251,043
      9,100   Dillard's, Inc.--Class A ....    217,126
      9,300   Dollar General Corp. ........    151,404
      4,100   Dow Jones & Co., Inc. .......    238,702
      6,900   Federated Department Stores,
               Inc.(1) ....................    281,865
     50,600   Ford Motor Co. ..............    834,394
      7,000   Gannett Co., Inc. ...........    532,700
     24,100   Gap, Inc. (The) .............    362,464
     16,600   General Motors Corp. ........  1,003,470
        100   Genuine Parts Co. ...........      3,677
      7,500   Goodyear Tire & Rubber Co. ..    191,775
      7,800   Harley-Davidson, Inc. .......    430,014
      4,600   Harrah's Entertainment, Inc.(1)  203,596
      4,900   Hasbro, Inc. ................     77,518
     10,300   Hilton Hotels Corp. .........    147,290
     65,500   Home Depot, Inc. ............  3,183,955
      8,500   IMS Health, Inc. ............    190,825
      9,600   Interpublic Group of Cos., Inc.  329,088
        200   JC Penney Co., Inc. .........      4,142
      5,500   KB HOME .....................    238,700
      1,800   Knight-Ridder, Inc. .........    123,642
      9,300   Kohls Corp.(1) ..............    661,695
      4,300   Leggett & Platt, Inc. .......    106,640
     14,400   Limited, Inc. ...............    257,760
     21,600   Lowe's Companies ............    939,384
        100   Marriott International Inc.--
               Class A ....................      4,495
     16,700   Masco Corp. .................    458,415
        300   Mattel, Inc. ................      6,252
      7,400   May Department Stores Co. ...    257,890
      6,900   McGraw-Hill, Inc. ...........    470,925
      3,600   New York Times Co.--Class A .    172,296
      6,600   Newell Rubbermaid, Inc. .....    210,936
      6,900   Nike, Inc.--Class B .........    414,069
     17,000   Office Depot, Inc.(1) .......    337,450
      4,900   Omnicom Group, Inc. .........    462,560
      1,700   Pulte Homes, Inc. ...........     81,345
        100   RadioShack Corp. ............      3,004
      3,900   Reebok International Ltd.(1)     105,417
      8,400   Sears Roebuck and Co. .......    430,668
      2,900   Sherwin-Williams Co. ........     82,592
        500   Snap-On, Inc. ...............     17,025
      1,600   Stanley Works ...............     74,000
     21,100   Staples, Inc.(1) ............    421,367
      4,700   Starwood Hotels & Resorts
               Worldwide, Inc. ............    176,767
     15,200   Target Corp. ................    655,424
      3,000   Tiffany & Co. ...............    106,650
      6,800   TJX Cos., Inc. ..............    272,068
      9,100   Toys 'R' Us, Inc.(1) ........    163,436



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

      7,700   Tribune Co. .................$   350,042
      2,900   TRW, Inc. ...................    149,263
      5,400   V.F. Corp. ..................    233,550
      3,700   Visteon Corp. ...............     61,235
    124,600   Wal-Mart Stores, Inc. .......  7,636,734
      1,600   Whirlpool Corp. .............    120,880
                                           -----------
                                            28,889,434
                                           -----------
              CONSUMER STAPLES--5.54%
     10,500   Albertson's, Inc. ...........    347,970
     24,800   Anheuser-Busch Companies, Inc. 1,294,560
      8,400   Avon Products ...............    456,288
        200   Campbell Soup Co. ...........      5,360
      6,300   Cardinal Health, Inc. .......    446,607
     16,700   Clear Channel Communications(1)  858,547
     10,200   Clorox Co. ..................    445,026
     69,400   Coca-Cola Co. ...............  3,626,844
     12,800   Coca-Cola Enterprises, Inc. .    240,384
     15,400   Colgate-Palmolive Co. .......    880,110
     17,600   Comcast Corp.(1) ............    559,680
     17,800   Conagra Foods, Inc. .........    431,650
      3,200   Darden Restaurants, Inc. ....    129,888
          1   Energizer Holdings, Inc.(1) .         24
      3,500   Fortune Brands, Inc. ........    172,795
      9,400   General Mills, Inc. .........    459,190
     29,500   Gillette Co. ................  1,003,295
      5,300   Hershey Foods Corp. .........    363,262
     11,400   HJ Heinz Co. ................    473,100
     10,400   Kellogg Co. .................    349,128
     14,700   Kimberly-Clark Corp. ........    950,355
     25,400   Kroger Co.(1) ...............    562,864
     35,900   McDonald's Corp. ............    996,225
      7,100   McKesson Corp. ..............    265,753
     48,900   PepsiCo, Inc. ...............  2,518,350
     61,700   Philip Morris Companies, Inc.  3,249,739
     36,300   Procter & Gamble Co. ........  3,270,267
     14,100   Safeway, Inc.(1) ............    634,782
     21,800   Sara Lee Corp. ..............    452,568
     13,600   Starbucks Corp.(1) ..........    314,568
     17,400   SYSCO Corp. .................    518,868
      5,300   Tricon Global
              Restaurants, Inc.(1) ........    311,534
      1,700   Tupperware Corp. ............     38,675
     16,000   Unilever NV .................    908,800
      4,700   UST, Inc. ...................    182,971
     50,800   Viacom, Inc.(1) .............  2,457,196
     17,300   Walgreen Co. ................    677,987
     38,200   Walt Disney Co. .............    881,656
      1,800   Wendy's International, Inc. .     62,964
      3,900   Winn-Dixie Stores, Inc. .....     62,556
      5,600   Wrigley (WM.), Jr. Co. ......    298,536
                                           -----------
                                            32,160,922
                                           -----------
              DRUGS--0.15%
      7,100   Forest Laboratories, Inc.(1)     580,070
      8,700   King Pharmaceuticals, Inc.(1)    304,587
                                           -----------
                                               884,657
                                           -----------
              ELECTRICAL--0.02%
      8,900   Calpine Corp.(1) ............    113,030
                                           -----------
              ELECTRICAL EQUIPMENT--0.01%
     10,000   Power-One, Inc.(1) ..........     81,800
                                           -----------
              ELECTRONICS--0.13%
     17,000   Applied Micro Circuits Corp.(1)  136,000
      8,500   Jabil Circuit, Inc.(1) ......    200,005
      8,600   NiSource, Inc. ..............    197,370
      6,300   Symbol Technologies, Inc. ...     70,812
      1,900   Thomas & Betts Corp.(1) .....     40,204
     12,700   Vitesse Semiconductor Corp.(1)   124,460
                                           -----------
                                               768,851
                                           -----------
              ENERGY--3.43%
      3,800   Amerada Hess Corp. ..........    301,568
      7,100   Anadarko Petroleum Corp. ....    400,724
      1,200   Ashland, Inc. ...............     54,612
      8,600   Baker Hughes, Inc. ..........    328,950
      9,600   Burlington Resources, Inc. ..    384,864
     24,900   ChevronTexaco Corp. .........  2,247,723
     16,200   Conoco Inc. .................    472,716
      4,300   Devon Energy Corp. ..........    207,561
     14,400   El Paso Corp. ...............    634,032
    191,000   Exxon Mobil Corp. ...........  8,371,530
     12,000   Halliburton Co. .............    204,840
      2,800   Kerr-McGee Corp. ............    175,980
      3,900   Nabors Industries, Inc.(1) ..    164,775
     12,700   Occidental Petroleum Corp. ..    370,205
     10,000   Phillips Petroleum Co. ......    628,000
      5,400   Rowan Cos., Inc.(1) .........    124,416
     59,400   Royal Dutch Petroleum Co. ...  3,226,608
     16,000   Schlumberger Ltd. N.V. ......    941,120
      1,300   Sunoco, Inc. ................     52,013
     11,800   Transocean Sedco Forex Inc. .    392,114
      6,100   Unocal Corp. ................    237,595
                                           -----------
                                            19,921,946
                                           -----------
              FINANCIALS--8.07%
     13,600   AFLAC, Inc. .................    401,200
     19,900   Allstate Corp. ..............    751,623
      4,700   AMBAC Financial Group, Inc. .    277,629
     37,200   American Express Co. ........  1,523,712
     66,900   American
              International Group, Inc. ...  4,826,166
     13,600   Amsouth Bancorporation ......    298,928
      6,500   AON Corp. ...................    227,500
     44,900   Bank of America Corp. .......  3,054,098



See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       20

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

     20,500   Bank of New York Co., Inc. ..$   861,410
     32,500   Bank One Corp. ..............  1,357,850
      5,500   Bear Stearns Cos., Inc. .....    345,125
      7,700   Capital One Financial Corp. .    491,645
     38,100   Charles Schwab Corp. ........    498,729
      5,200   Charter One Financial, Inc. .    162,344
      5,000   CIGNA Corp. .................    506,950
      3,800   Cincinnati Financial Corp. ..    165,908
    143,800   Citigroup, Inc. .............  7,120,976
      4,500   Comerica, Inc. ..............    281,565
      9,800   Conseco, Inc.(1) ............     35,476
      3,400   Countrywide
              Credit Industries, Inc. .....    152,150
      7,400   Equifax, Inc. ...............    221,260
     29,200   Fannie Mae ..................  2,332,496
     16,300   Fifth Third Bancorp .........  1,099,924
     33,700   FleetBoston Financial Corp. .  1,179,500
      6,700   Franklin Resources, Inc. ....    280,864
     20,900   Freddie Mac .................  1,324,433
      6,000   Golden West Financial Corp. .    381,000
      6,300   Hartford Financial Services
               Group, Inc. ................    429,156
     14,500   Household International, Inc.    823,600
      7,100   Huntington Bancshares, Inc. .    139,870
      3,400   Jefferson-Pilot Corp. .......    170,272
     14,600   KeyCorp. ....................    389,090
        200   Lehman Brothers Holdings, Inc.    12,928
      8,500   Lincoln National Corp. ......    431,205
      5,300   Lowe's Cos., Inc. ...........    310,474
      7,700   Marsh and McLennan Cos., Inc.    868,098
      6,000   MBIA, Inc. ..................    328,140
     26,400   MBNA Corp. ..................  1,018,248
     12,200   Mellon Financial Corp. ......    470,798
     23,700   Merrill Lynch & Co., Inc. ...  1,312,506
      4,500   MGIC Investment Corp. .......    307,935
     30,700   Morgan Stanley Dean Witter
               & Co. ......................  1,759,417
     19,200   National City Corp. .........    590,592
      7,600   PNC Financial
              Services Group, Inc. ........    467,324
      7,700   Providian Financial Corp.(1)      58,135
      5,600   Regions Financial Corp. .....    192,360
      2,500   Safeco Corp. ................     80,100
      8,400   State Street Corp. ..........    465,192
        200   Stilwell Financial, Inc. ....      4,898
      7,600   SunTrust Banks, Inc. ........    507,148
      6,900   Synovus Financial Corp. .....    210,312
        100   T. Rowe Price Group, Inc. ...      3,893
      2,800   Torchmark Corp. .............    112,812
      5,200   Union Planters Corp. ........    246,428
     57,899   US Bancorp ..................  1,306,780
      4,000   USA Education, Inc. .........    391,200
     29,900   Washington Mutual, Inc. .....    990,587
     47,400   Wells Fargo & Co. ...........  2,341,560
                                           -----------
                                            46,901,519
                                           -----------

     SHARES   SECURITY                           VALUE

              HEALTH CARE--5.97%
     43,300   Abbott Laboratories .........$ 2,277,580
      3,200   Allergan, Inc. ..............    206,880
     30,400   Amgen, Inc.(1) ..............  1,814,272
        600   Bausch & Lomb, Inc. .........     26,742
     18,200   Baxter International, Inc. ..  1,083,264
      6,300   Becton, Dickinson & Co. .....    237,636
      4,200   Biogen, Inc.(1) .............    206,052
      7,500   Biomet, Inc. ................    202,950
     13,900   Boston Scientific Corp.(1) ..    348,751
     43,300   Bristol-Myers Squibb Co. ....  1,753,217
        900   C.R. Bard, Inc. .............     53,145
      9,800   Dynegy, Inc. ................    284,200
     31,400   Eli Lilly & Co. .............  2,392,680
     10,200   Guidant Corp.(1) ............    441,864
      4,200   HCA, Inc. ...................    185,136
     15,700   HealthSouth Corp.(1) ........    225,295
     10,100   Humana, Inc.(1) .............    136,653
     85,700   Johnson & Johnson ...........  5,566,215
      5,700   Manor Care, Inc.(1) .........    132,810
      7,000   MedImmune, Inc.(1) ..........    275,310
     33,800   Medtronic, Inc. .............  1,528,098
     55,900   Merck & Co., Inc. ...........  3,218,722
    175,700   Pfizer, Inc. ................  6,982,318
     26,600   Pharmacia Corp. .............  1,199,128
     12,700   Quintiles Transnational
               Corp.(1) ...................    225,425
     40,900   Schering-Plough Corp. .......  1,280,170
      3,300   St. Jude Medical, Inc.(1) ...    254,595
      4,900   Stryker Corp. ...............    295,617
     11,600   Tenet Healthcare Corp.(1) ...    777,432
      8,300   UnitedHealth Group, Inc. ....    634,286
      5,000   Watson Pharmaceuticals, Inc.(1)  135,450
      5,100   Wellpoint Health
              Networks, Inc.(1) ...........    324,717
                                           -----------
                                            34,706,610
                                           -----------
              HEALTH CARE PROVIDERS & SERVICES--0.04%
        100   AmerisourceBergen Corp. .....      6,830
      9,900   Health Management Associates,
               Inc. .......................    205,227
                                           -----------
                                               212,057
                                           -----------
              HOTELS RESTAURANTS & LEISURE--0.05%
      5,100   International
              Game Technology(1) ..........    317,832
                                           -----------
              HOUSEHOLD FURNISHINGS--0.03%
      4,400   Maytag Corp. ................    194,700
                                           -----------
              HUMAN RESOURCES--0.04%
      7,200   Robert Half
              International, Inc.(1) ......    212,544
                                           -----------
              INDUSTRIALS--0.04%
      4,100   Ingersoll-Rand Co. ..........    205,082
                                           -----------



See Notes to Financial Statements.


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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002



     SHARES   SECURITY                           VALUE

              INFORMATION TECHNOLOGY--0.07%
          1   Mykrolis Corp. ..............$        12
      4,000   Nvidia Corp. ................    177,440
      9,300   Rational Software Corp. .....    147,219
      3,600   Waters Corp. ................    100,692
                                           -----------
                                               425,363
                                           -----------
              INSURANCE--0.43%
      9,700   ACE Ltd. ....................    404,490
      3,200   Aetna, Inc. .................    124,224
      7,400   John Hancock
              Financial Services ..........    282,606
     23,500   MetLife, Inc. ...............    740,250
      1,900   Progressive Corp. of Ohio ...    316,578
     10,400   UnumProvident Corp. .........    290,472
      3,400   XL Capital Ltd.--Class A ....    317,390
                                           -----------
                                             2,476,010
                                           -----------
              MATERIALS AND PROCESSING--0.03%
      4,700   MeadWestvaco Corp. ..........    155,805
      2,500   United States Steel Corp. ...     45,375
                                           -----------
                                               201,180
                                           -----------
              MEDIA--0.03%
      5,000   TMP Worldwide, Inc. .........    172,350
                                           -----------
              MULTILINE RETAIL--0.04%
      8,200   Big Lots, Inc. ..............    115,210
      3,700   Family Dollar Stores, Inc. ..    123,987
                                           -----------
                                               239,197
                                           -----------
              OIL SERVICE-DOMESTIC--0.01%
      1,600   Fluor Corp.--New(1)               65,264
                                           -----------
              OIL-DOMESTIC--0.05%
      2,600   EOG Resources, Inc. .........    105,456
      3,800   Noble Drilling Corp.(1) .....    157,282
                                           -----------
                                               262,738
                                           -----------
              PACKAGING & CONTAINERS--0.01%
        900   Ball Corp.                        42,498
                                           -----------
              PHARMACEUTICALS--0.34%
     30,100   Wyeth .......................  1,976,065
                                           -----------
              PRINTING & PUBLISHING--0.11%
      3,800   Deluxe Corp. ................    175,788
      6,900   Moody's Corp. ...............    283,590
      6,600   R.R. Donnelley & Sons Co. ...    205,260
                                           -----------
                                               664,638
                                           -----------
              PROFESSIONAL SERVICES--0.06%
      2,900   Ecolab, Inc. ................    132,588
      5,100   H & R Block, Inc. ...........    226,695
                                           -----------
                                               359,283
                                           -----------
              REAL ESTATE--0.12%
     10,400   Equity Office
              Properties Trust ............    311,896
      6,600   Equity Residential
              Properties Trust ............    189,684
      7,400   Plum Creek Timber Company, Inc.  219,854
                                           -----------
                                               721,434
                                           -----------
              RETAIL--0.03%
      5,500   Jones Apparel Group, Inc.(1)     192,225
                                           -----------
              SEMICONDUCTOR EQUIPMENT
              & PRODUCTS--0.01%
      4,600   PMC-Sierra, Inc.(1) .........     74,888
                                           -----------
              TECHNOLOGY--9.04%
     22,600   ADC Telecommunications, Inc.(1)   91,982
      9,100   Adobe Systems, Inc. .........    366,639
     14,200   Advanced Micro Devices(1) ...    208,882
     12,900   Agilent Technologies, Inc.(1)    450,984
     10,800   Altera Corp.(1) .............    236,196
     11,600   Analog Devices, Inc.(1) .....    522,464
      6,100   Andrew Corp.(1) .............    102,053
     12,600   Apple Computer, Inc.(1) .....    298,242
     24,200   Applied Materials, Inc.(1) ..  1,313,334
      5,100   Autodesk, Inc. ..............    238,119
     17,200   Automatic Data Processing,
               Inc. .......................  1,002,244
     10,300   BMC Software, Inc.(1) .......    200,335
      9,100   Broadcom Corp.(1) ...........    326,690
    205,000   Cisco Systems, Inc.(1) ......  3,470,650
      5,200   Citrix Systems, Inc.(1) .....     89,856
     77,500   Compaq Computer Corp. .......    812,232
     24,200   Computer Associates
               International, Inc. ........    529,738
      6,100   Computer Sciences Corp.(1) ..    309,575
     15,400   Compuware Corp.(1) ..........    198,814
      5,100   Comverse Technology(1) ......     64,617
     12,800   Conexant Systems, Inc.(1) ...    154,240
     26,400   Corning, Inc.(1) ............    201,168
     75,200   Dell Computer Corp.(1) ......  1,963,472
     11,200   Eastman Kodak Co. ...........    349,104
     13,500   Electronic Data Systems Corp.    782,865
     61,900   EMC Corp.(1) ................    737,848
     10,700   First Data Corp. ............    933,575
      6,900   Fiserv, Inc. ................    317,331
     19,300   Gateway, Inc.(1) ............    121,976
     54,100   Hewlett-Packard Co. .........    970,554
    190,600   Intel Corp. .................  5,796,146
     48,200   International Business
               Machines Corp. .............  5,012,800
      6,000   Intuit, Inc.(1) .............    230,160
     37,100   JDS Uniphase Corp.(1) .......    218,519
      6,200   KLA-Tencor Corp.(1) .........    412,300
      4,800   Lexmark
              International Group, Inc.(1)     274,464
     14,000   LSI Logic Corp.(1) ..........    238,000
     95,600   Lucent Technologies, Inc.(1)     452,188



See Notes to Financial Statements.


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                                       22

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

     10,300   Maxim Integrated Products(1) $   573,813
      2,400   Mercury Interactive Corp.(1)      90,360
     18,700   Micron Technology, Inc.(1) ..    615,230
    153,900   Microsoft Corp.(1) ..........  9,281,709
     62,200   Motorola, Inc. ..............    883,240
      7,000   National Semiconductor Corp.     235,830
      4,300   NCR Corp.(1) ................    192,425
      9,300   Network Appliance, Inc.(1) ..    189,534
     89,300   Nortel Networks Corp.(1) ....    400,957
     10,600   Novell, Inc.(1) .............     41,234
      5,300   Novellus Systems, Inc.(1) ...    286,889
    153,600   Oracle Corp.(1) .............  1,966,080
     16,200   Palm, Inc.(1) ...............     64,638
      7,200   Parametric Technology Corp.(1)    43,488
      9,700   Paychex, Inc. ...............    385,090
      8,500   PeopleSoft, Inc.(1) .........    310,505
      3,400   PerkinElmer, Inc. ...........     62,900
      3,900   QLogic Corp.(1) .............    193,128
     21,300   Qualcomm, Inc.(1) ...........    801,732
      3,800   Sabre Holdings Corp.(1) .....    177,498
      3,600   Sapient Corp.(1) ............     17,100
     11,700   Scientific-Atlanta, Inc. ....    270,270
     17,900   Siebel Systems, Inc.(1) .....    583,719
     90,700   Sun Microsystems, Inc.(1) ...    799,974
      5,400   Tektronix, Inc.(1) ..........    127,764
     11,400   Tellabs, Inc.(1) ............    119,358
      6,800   Teradyne, Inc.(1) ...........    268,124
     51,400   Texas Instruments, Inc. .....  1,701,340
     14,300   Unisys Corp.(1) .............    180,609
     11,200   Veritas Software Corp.(1) ...    490,896
      2,200   W.W. Grainger, Inc. .........    123,706
     26,500   Xerox Corp.(1) ..............    284,875
      9,400   Xilinx, Inc.(1) .............    374,684
     19,800   Yahoo!, Inc.(1) .............    365,706
                                           -----------
                                            52,504,761
                                           -----------
              TELECOMMUNICATIONS--0.01%
      8,101   Avaya, Inc.(1) ..............     59,785
                                           -----------
              TRANSPORTATION--0.45%
      7,100   AMR Corp.(1) ................    187,511
      9,500   Burlington Northern
               Santa Fe Corp. .............    286,710
      5,100   CSX Corp. ...................    194,361
      2,400   Delta Air Lines, Inc. .......     78,528
      9,500   FedEx Corp.(1) ..............    551,950
     10,700   Norfolk Southern Corp. ......    256,158
        800   Ryder Systems, Inc.(1) ......     23,632
     21,300   Southwest Airlines Co. ......    412,155
      9,700   Union Pacific Corp. .........    602,758
      1,700   US Airways Group, Inc.(1) ...     10,965
                                           -----------
                                             2,604,728
                                           -----------
              UTILITIES--1.15%
     14,900   AES Corp.(1) ................$   134,100
        100   Ameren Corp. ................      4,275
      8,400   American Electric Power .....    387,156
      3,800   Cinergy Corp. ...............    135,850
      3,600   CMS Energy ..................     81,468
      3,600   Constellation Energy Group,
               Inc. .......................    111,060
      8,400   Dominion Resources, Inc. ....    547,344
      3,900   DTE Energy Co. ..............    177,450
     23,000   Duke Energy Corp. ...........    869,400
     13,000   Edison International(1) .....    217,750
      5,300   Entergy Corp. ...............    230,073
     10,300   FirstEnergy Corp. ...........    356,174
      4,900   FPL Group, Inc. .............    291,795
      3,100   KeySpan Corp. ...............    112,809
     15,701   Mirant Corp.(1) .............    226,880
      1,300   NICOR, Inc. .................     59,215
     10,900   PG&E Corp.(1) ...............    256,804
      2,400   Pinnacle West Capital Corp. .    108,840
      4,100   PPL Corp. ...................    162,401
      7,200   Public Service Enterprise Group  329,760
        300   Reliant Energy, Inc. ........      7,737
      8,600   Sempra Energy ...............    216,290
     19,400   Southern Co. ................    513,906
      2,800   TECO Energy, Inc. ...........     80,164
      8,600   TXU Corp. ...................    468,786
     14,500   Williams Cos., Inc. .........    341,620
      9,200   XCEL Energy, Inc. ...........    233,220
                                           -----------
                                             6,662,327
                                           -----------
              UTILITY-ELECTRIC--0.16%
      3,500   Allegheny Energy, Inc. ......    144,725
      9,000   Exelon Corp. ................    476,730
      6,200   Progress Energy, Inc. .......    310,248
                                           -----------
                                               931,703
                                           -----------
              UTILITY--GAS NATURAL GAS--0.05%
      5,500   Kinder Morgan, Inc. .........    266,365
                                           -----------
              WIRELESS TELECOMMUNICATION
              SERVICES--0.12%
     75,700   AT&T Wireless Services, Inc.(1)  677,515
                                           -----------
TOTAL COMMON STOCKS
   (Cost $311,355,706)                     293,533,136
                                           -----------




See Notes to Financial Statements.


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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE


              CORPORATE OBLIGATIONS--
              NON-CONVERTIBLE--10.53%
              BANKS--1.27%
              BAE Systems Canada, Inc.,(2)
 $2,933,835    6.664%, 9/15/13 ............ $2,993,537
              First Union Capital II,
  1,435,000    7.95%, 11/15/29 ............  1,456,772
              HSBC America Capital
              Trust II,(2)
    705,000    8.38%, 5/15/27 .............    717,254
              Qwest Capital Funding,(2)
  2,705,000    7.00%, 8/3/09 ..............  2,203,149
                                           -----------
                                             7,370,712
                                           -----------
              FINANCIALS--4.36%
              AGFirst Farm Credit Bank,
  2,810,000    8.393%, 12/15/16 ...........  2,901,451
              American Electric Power,
  2,775,000    6.125%, 5/15/06 ............  2,755,217
              Arcel Finance Ltd.,
  2,735,000    5.984%, 2/1/09 .............  2,693,784
              Autopista Del Maipo,
  2,690,000    7.373%, 6/15/22 ............  2,653,470
              Consumers Energy,
  1,885,000    6.25%, 9/15/06 .............  1,826,625
              Ford Motor Credit Co.:
  1,100,000    7.60%, 8/1/05 ..............  1,120,692
  1,945,000    6.875%, 2/1/06 .............  1,933,927
              MGIC Investment Corp.,
  2,010,000    6.00%, 3/15/07 .............  1,996,638
              Old Dominion Electric Corp.,
  2,605,000    6.25%, 6/1/11 ..............  2,577,028
              Principal Financial Group
                Australia Ltd.,
  1,755,000    8.20%, 8/15/09 .............  1,899,840
              Washington Mutual, Inc.,
  3,000,000    5.625%, 1/15/07 ............  2,943,000
                                           -----------
                                            25,301,672
                                           -----------
              INDUSTRIALS--1.91%
              ERAC USA Finance Co.:
  2,000,000    6.95%, 3/1/04 ..............  2,053,340
  3,095,000    8.25%, 5/1/05 ..............  3,287,159
              Prologis Trust,
    585,000    6.70%, 4/15/04 .............    599,791
              Questar Market Resources, Inc.,
  2,035,000    7.00%, 1/16/07 .............  1,995,678
              Weyerhaeuser Co.,(2)
  3,160,000    5.50%, 3/15/05 .............  3,147,796
                                           -----------
                                            11,083,764
                                           -----------
              INSURANCE--0.28%
              Torchmark Corp.,
 $1,650,000    6.25%, 12/15/06 ............ $1,637,312
                                           -----------
              OTHER METALS/MINERALS--0.78%
              Cit Group Holdings,
  1,950,000    7.75%, 4/2/12 ..............  1,931,612
              Household Finance Corp.,
  2,565,000    6.50%, 1/24/06 .............  2,567,555
                                           -----------
                                             4,499,167
                                           -----------
              UTILITY-ELECTRIC & GAS--1.93%
              Eastern Energy Ltd.,
  2,875,000    7.25%, 12/1/16 .............  2,964,016
              Enogex, Inc.,
  3,125,000    8.125%, 1/15/10 ............  3,216,291
              Health Care Services Corp.,(2)
  2,795,000    7.75%, 6/15/11 .............  2,782,590
              Pacificorp,
  2,120,000    6.90%, 11/15/11 ............  2,121,575
              Potomac Edison Co.,
    140,000    8.00%, 6/1/24 ..............    144,128
                                           -----------
                                            11,228,600
                                           -----------
TOTAL CORPORATE OBLIGATIONS-NON-CONVERTIBLE
   (Cost $61,150,367)                       61,121,227
                                           -----------

              ASSET-BACKED SECURITIES--4.67%
              Prudential Securities Secured
              Financing, Series 1999-C2,
              Class A2,
  2,765,000    7.193%, 6/16/31 ............  2,900,652
              PF Export Receivables Master
              Trust, Series 2001-B,(2)
  2,050,000    6.60%, 12/1/11 .............  2,018,143
              Household Automotive Trust,
              Series 2001-3, Class A4,
  2,730,000    4.37%, 12/17/08 ............  2,669,120
              Conseco Finance, Series 1999-H,
                Class AF5,
  5,030,000    7.60%, 12/15/29 ............  5,332,132
              Conseco Finance, Series 2000-B,
                Class AF6,
  3,830,000    7.80%, 5/15/20 .............  4,068,580
              Felco Funding II LLC,
              Series 2000-1, Class A4,
  3,140,000    7.72%, 12/15/05 ............  3,298,126
              Advanta Mortgage Loan Trust,
              Series 2000-2, Class A6,
  1,883,000    7.72%, 3/25/15 .............  2,002,257



See Notes to Financial Statements.


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                                       24

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              Daimler Chrysler Auto Trust,
                Series 2000-C, Class A4,
 $1,791,000    6.85%, 11/6/05 ............. $1,875,641
              Ryder Vehicle Lease Trust,
              Series 2001-A, Class A4,
  2,855,000    5.81%, 8/15/06 .............  2,939,455
                                           -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $26,448,109)                       27,104,106
                                           -----------

              MORTGAGE-BACKED SECURITIES--5.69%
              Chase Mortgage Finance Corp.,
              CMO Series 1998-S6, Class A17,
  5,520,000    6.75%, 10/25/28 ............  5,522,710
              Countrywide Home Loans,
              Series 2001-24, Class 2A7,
  3,037,727    6.25%, 9/25/12 .............  2,940,915
              GE Capital Mortgage Services,
              Inc., CMO, Series 1999-17,
              A4,
  3,685,117    7.00%, 11/25/07 ............  3,784,099
              Green Point Manufactured
              Housing, Series 1999-1,
              Class A2,
  3,726,217    6.01%, 8/15/15 .............  3,802,702
              Green Point Manufactured
              Housing, Series 1999-5,
              Class A3,
  4,880,000    7.33%, 8/15/20 .............  5,097,384
              Merrill Lynch Mortgage
              Investors, Series 1996-C2,
              Class A3,
  3,125,000    6.96%, 11/21/08 ............  3,211,297
              Norwest Asset Securities
              Corp., CMO, Series 1999,
              Class A4,
  5,130,000    7.25%, 12/25/29 ............  5,278,719
              Wells Fargo Mortgage Backed
              Securities Trust,
              Series 2001-15,Class 1A,
  3,410,000    6.50%, 6/25/31 .............  3,408,602
                                           -----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $31,991,563) ..................... 33,046,428
                                           -----------

              MUNICIPAL BONDS--2.95%
              Connecticut State Development
              Authority Revenue, RB,
              Series A,
    540,000    8.375%, 10/15/04 ...........    569,759
              Delaware River Port Authority,
              Pennsylvania & New Jersey,
              Port Distribution Project,
              RB, Series A,
              FSA,
    930,000    7.27%, 1/1/07 ..............    987,604
              Greater Kentucky Housing
              Assistance Corp., Mortgage
              Revenue, RB, FHA & HUD
              Section 8 Assisted,
  1,150,000    7.20%, 2/1/06 ..............  1,168,021

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              Harrisburg, Pennsylvania,
              Housing Corp. Mortgage
              Revenue, RB, FHA,
 $5,340,000    10.00%, 7/15/24 ............ $5,486,369
              Lansing, Michigan, Water &
              Light Water Supply Board,
              Steam & Electric Utilities
              System, RB, MBIA,
  3,155,000    7.30%, 7/1/06 ..............  3,371,307
              Ross County, Ohio, Water Co.,
              Inc., Water Revenue, RB, FGIC,
  2,435,000    8.25%, 8/1/25 ..............  2,639,832
              Suburban Hospital Healthcare
              Systems, Inc., Suburban Rock
              Spring LLC, COP, AMBAC,
    855,000    7.865%, 2/15/27 ............    908,968
              Suffolk Virginia Redevelopment
              & Housing Authority,
              Multi-Housing, RB,
  1,985,000    6.60%, 7/1/15 ..............  2,020,472
                                           -----------
TOTAL MUNICIPAL BONDS
   (Cost $16,770,182) ..................... 17,152,332
                                           -----------

              US GOVERNMENT & AGENCIES--5.60%
              Federal Home Loan Mortgage Corp.,
              Series 1974, Class VC,
  5,160,000    7.00%, 1/15/11 .............  5,387,975
              Federal Home Loan Mortgage Corp.,
              Series 2344, Class QG,
  3,105,000    6.00%, 8/15/16 .............  3,010,985
              Federal Home Loan Mortgage Corp.,
              Series 2381, Class OG,
  3,172,600    5.50%, 11/15/16 ............  2,973,336
              Federal National Mortgage
              Association, Pool #,
  2,950,000    7.00%, 1/1/32 ..............  3,006,234
              Federal National Mortgage
              Association, Pool #323194,
  1,838,431    6.361%, 7/1/08 .............  1,893,600
              Federal National Mortgage
              Association, Pool #381706,
  1,879,657    6.26%, 6/1/09 ..............  1,910,023
              Federal National Mortgage
              Association, Pool #564318,
  1,371,887    9.00%, 11/1/30 .............  1,465,277
              Federal National Mortgage
              Association, Pool #598430,
  1,960,000    5.50%, 3/1/17 ..............  1,910,617
              Federal National Mortgage
              Association, Series 2001-11,
                Class H,
  2,164,716    6.00%, 7/18/25 .............  2,213,212



See Notes to Financial Statements.


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                                       25

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              Federal National Mortgage
              Association, Series 2001-48,
                Class PA,
 $1,020,000    6.00%, 9/25/31 ............. $1,043,232
              Federal National Mortgage
              Association, Series 2001-51,
                Class QN,
  1,865,000    6.00%, 8/15/16 .............  1,804,276
              Federal National Mortgage
              Association, Series 2001-69,
                Class OC,
  2,000,000    5.50%, 11/1/16 .............  2,013,416
              Federal National Mortgage
              Association, Series 2001-75,
                Class PB,
  2,010,000    5.50%, 8/25/12 .............  1,997,278
              Federal National Mortgage
              Association, Series 2002-3,
                Class OG,
  2,000,000    6.00%, 2/25/17 .............  1,936,534
                                           -----------
TOTAL US GOVERNMENT & AGENCIES
   (Cost $32,293,868) ..................... 32,565,995
                                           -----------

              US TREASURY SECURITIES--5.09%
              US Treasury Bill,(3)
  4,153,000    1.73%, 4/18/02 .............  4,149,921
              US Treasury Bond:
  4,136,000    7.25%, 5/15/16 .............  4,648,475
 12,029,000    8.125%, 8/15/19 ............ 14,728,476
              US Treasury Note:
  1,000,000    5.875%, 11/15/04 ...........  1,043,750
  1,163,000    6.125%, 8/15/07 ............  1,222,013
  3,661,000    6.00%, 8/15/09 .............  3,809,157
                                           -----------
TOTAL US TREASURY SECURITIES
   (Cost $29,884,861) ..................... 29,601,792
                                           -----------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $509,894,656) .................... 494,125,016
                                           -----------

              INVESTMENTS IN AFFILIATED
              INVESTMENT COMPANIES--11.95%
              Cash Management Institutional,
 69,454,192   1.747%, 4/1/02 ..............$69,454,192

TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $69,454,192) ..................... 69,454,192
                                            ----------
TOTAL INVESTMENTS
   (Cost $579,348,848)(5) ........ 97.00% $563,579,208

OTHER ASSETS IN EXCESS
   OF LIABILITIES ................  3.00    17,434,625
                                  ------   -----------
NET ASSETS .......................100.00% $581,013,833
                                  ======   ===========

(1)Non-income producing security.
(2)144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 2.04% of net assets at period end.
(3)Held as collateral by broker for futures contracts.
(4)Rate shown on the Schedule of Portfolio Investments is the effective yield as of March 31, 2002.
(5)Aggregate cost for federal tax purposes is $598,701,153.
(6)The following abbreviations are used in the portfolio description:
AMBAC--American Municipal Bond Assurance Corporation
CMO  --Collateralized Mortgage Obligations
COP  --Certificate of Participation
FGIC --Financial Guaranty Insurance Company
FHA  --Federal Housing Administration
FSA  --Financial Security Assurance
MBIA --Municipal Bond Investors Assurance
RB   --Revenue Bond



See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       26

Asset Management Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES




                                                   MARCH 31, 2002


ASSETS
   Investments in unaffiliated
   issuers, at value(1) .............................$494,125,016
   Investments in affiliated investment
   companies, at value(2) ...........................  69,454,192
                                                     ------------
Total investments, at value ......................... 563,579,208
   Foreign cash(3) ..................................  17,223,692
   Receivable for securities sold ...................  14,251,913
   Dividend and interest receivable .................   2,456,522
   Unrealized appreciation on forward
   currency exchange contracts ......................     367,206
   Variation margin receivable ......................     430,171
   Prepaid expenses and other .......................       4,703
                                                     ------------
Total assets ........................................ 598,313,415
                                                     ------------
LIABILITIES
   Due to advisor ...................................     262,654
   Payable for securities purchased .................  16,958,127
   Unrealized depreciation on forward
   currency exchange contracts ......................      68,395
   Variation margin payable .........................          --
   Accrued expenses and other .......................      10,406
                                                     ------------
Total liabilities ...................................  17,299,582
                                                     ------------
NET ASSETS ..........................................$581,013,833
                                                     ============
COMPOSITION OF NET ASSETS
   Paid-in capital ..................................$596,765,699
   Net unrealized appreciation/depreciation
   on investments and foreign currencies ............ (15,751,866)
                                                     ------------
NET ASSETS ..........................................$581,013,833
                                                     ============
--------------------------------------------------------------------------------
(1)Cost of $509,894,656.
(2)Cost of $69,454,192.
(3)Foreign cash has a cost basis of $17,441,565.


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       27

Asset Management Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                          FOR THE
                                                       YEAR ENDED
                                                   MARCH 31, 2002


INVESTMENT INCOME
   Dividends from affiliated investment companies...    2,089,526
   Dividends from unaffiliated issuers(1)............   3,781,581
   Interest .........................................  13,484,234
                                                     ------------
Total investment income .............................  19,355,341
                                                     ------------
EXPENSES
   Advisory fees ....................................   3,611,200
   Administration fees ..............................     571,292
   Professional fees ................................      27,798
   Trustees fees ....................................      12,189
   Miscellaneous ....................................      22,378
                                                     ------------
   Total expenses ...................................   4,244,857
   Less: fee waivers and/or expense reimbursements ..  (1,102,750)
                                                     ------------
   Net expenses .....................................   3,142,107
                                                     ------------
NET INVESTMENT INCOME ...............................  16,213,234
                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ........................    (685,100)
     Foreign currency transactions ..................    (395,063)
     Forward foreign currency transactions ..........  (1,058,871)
     Futures transactions ...........................  (6,949,752)
   Net change in unrealized appreciation/
   depreciation on investments and foreign currencies   4,848,889
                                                     ------------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES ...............  (4,239,897)
                                                     ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..........$ 11,973,337
                                                     ============
--------------------------------------------------------------------------------
(1)Net of foreign withholding tax of $17,187.


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       28

Asset Management Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


 ASSET MANAGEMENT
                                                  FOR THE YEARS ENDED MARCH 31,
                                                          2002             2001


INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ......................  $  16,213,234     $ 20,270,021
   Net realized loss from investments
     and foreign currency transactions ........     (9,088,786)     (11,891,681)
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies .......................      4,848,889      (77,597,879)
                                                 -------------     -------------
Net increase (decrease) in net assets
from operations ...............................     11,973,337      (69,219,539)
                                                 -------------     -------------
CAPITAL TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
   Proceeds from capital invested .............    158,875,303      236,479,092
   Value of capital withdrawn .................   (141,358,408)    (348,753,287)
                                                                   -------------
Net increase (decrease) in net assets from
   capital transactions in shares of
   beneficial interest ........................     17,516,895     (112,274,195)
                                                 -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......     29,490,232     (181,493,734)
NET ASSETS
   Beginning of year ..........................    551,523,601      733,017,335
                                                 -------------     -------------
   End of year ................................  $ 581,013,833     $551,523,601
                                                 =============     ============
--------------------------------------------------------------------------------



See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       29

Asset Management Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                  2002           2001          2000           1999          1998


SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted)                           $581,014       $551,524      $733,017       $704,127      $649,372
   Ratios to average net assets:
     Net investment income                        2.84%          3.19%         2.69%          2.91%         2.97%
     Expenses after waivers                       0.55%          0.59%         0.60%          0.60%         0.60%
     Expenses before waivers                      0.74%          0.76%         0.76%          0.76%         0.76%
   Portfolio turnover rate                          90%           118%          222%           109%          199%

TOTAL INVESTMENT RETURN(1)                        2.08%            --            --             --            --





--------------------------------------------------------------------------------
(1)Total return is calculated by comparing monthly ending net assets to the monthly beginning net assets, adjusted for cash flows related to capital contributions and withdrawals during the month; the monthly returns are geometrically linked to calculate total return for the fiscal year.


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       30

Asset Management Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The Asset Management Portfolio (the 'Portfolio') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Portfolio is organized as a business trust under the laws of the state of New York.

Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Portfolio's Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIES
The Portfolio values its investments at market value.

When valuing listed equity securities, the Portfolio uses the last sale price prior to the calculation of the Portfolio's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Portfolio uses the bid price in the over-the-counter market.

When valuing fixed income securities, the Portfolio uses the last bid price prior to the calculation of the Portfolio's net asset value. If a current bid price is not available, the Portfolio uses the mean between the latest quoted bid and asked prices. When valuing short-term securities that mature within sixty days, the Portfolio uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Portfolio determines a fair value in good faith under procedures established by and under the general supervision of the Portfolio's Board of Trustees. The Portfolio may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Portfolio values its investments. After consideration of various factors, the Portfolio may value the securities at their last reported price or at fair other value. On March 31, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTION AND INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

D. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. DELAYED DELIVERY TRANSACTIONS
The Portfolio may buy or sell securities in transactions that call for payment and delivery beyond the customary settlement period. Positions resulting from these 'when-issued' or delayed delivery transactions are valued as described under 'Valuation of Securities'.

F. FOREIGN CURRENCY TRANSLATION
The Portfolio maintains its accounting records in US dollars. The Portfolio determines the US dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Portfolio uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Portfolio uses the prevailing exchange rate on the transaction date.





--------------------------------------------------------------------------------
                                       31

Asset Management Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Net realized and unrealized gains and losses on foreign currency translation shown on the Portfolio's financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the US dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Portfolio does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the US dollar value of the foreign currency.

G. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may use forward foreign currency contracts to manage foreign exchange rate risk. The Portfolio may use these contracts to fix the US dollar value of a securities transaction for the period between the date of the transaction and the date the security is received or delivered or to hedge the US dollar value of securities it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future.

The Portfolio may also use forward foreign currency contracts to enhance its performance.

The Portfolio determines the net US dollar value of forward foreign currency contracts using prevailing exchange rates.

H. FUTURES CONTRACTS
The Portfolio may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, the Portfolio agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

When the Portfolio enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Portfolio may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Portfolio records these payments as unrealized gains or losses. When entering into a closing transaction, the Portfolio realizes a gain or loss.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Deutsche Asset Management, Inc. ('DeAM'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. The Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.65%. Each Fund waives a portion of its advisory fee equivalent to the advisory fees charged by the affiliated
Money Market Funds on assets invested in those Money Market Funds.

Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Administrator. The Portfolio pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at an annual rate of 0.10%.

Effective January 2, 2001, the Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.55% of the average daily net assets of the Portfolio. The Advisor and Administrator may terminate this voluntary waiver and reimbursement at any time without notice to shareholders.

The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM.

Certain officers and directors of the Portfolio are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

--------------------------------------------------------------------------------
                                       32

Asset Management Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 3--PURCHASE AND SALE OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the year ended March 31, 2002, were $458,722,671 and $428,976,926, respectively.

At March 31, 2002, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                     Net Unrealized    Net Unrealized
                       Appreciation      Depreciation
                --------------------------------------
Asset Management
  Portfolio             $29,530,059       $64,652,004

The difference between book basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and straddle loss deferrals.

NOTE 4--LINE OF CREDIT
The Portfolio participates with other affiliated entities in an unsecured revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee is apportioned among the participants based on their relative net assets. The Portfolio did not borrow during the period.

NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio had the following open contracts at March 31, 2002:

                                                                                                    Net Unrealized
                                                                                                     Appreciation/
                                                                                         Contract   (Depreciation)
Contracts to Deliver                        In Exchange For   Settlement Date         Value (US$)            (US$)
---------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------

Swiss Franc          32,556,000      US Dollar    19,036,927         04/04/02          19,152,954        $116,027
Euro Dollar          27,458,000      US Dollar    23,715,475         04/04/02          23,954,195         238,720
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Appreciation        $354,747
---------------------------------------------------------------------------------------------------------------------------
Sells
---------------------------------------------------------------------------------------------------------------------------
Australian Dollar    (3,496,000)      US Dollar   (1,814,564)        04/04/02          (1,865,794)       $(51,230)
Canadian Dollar      (2,632,000)      US Dollar   (1,653,059)        04/03/02          (1,649,712)          3,347
British Pound        (1,972,000)      US Dollar   (2,790,991)        04/04/02          (2,808,156)        (17,165)
Japanese Yen       (358,440,000)      US Dollar   (2,713,604)        04/04/02          (2,704,492)          9,112
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation        $(55,936)
---------------------------------------------------------------------------------------------------------------------------
                                                                Total Net Unrealized Appreciation        $298,811
---------------------------------------------------------------------------------------------------------------------------

NOTE 6--FUTURES CONTRACTS
A summary of obligations under these financial instruments at March 31, 2002 is as follows:
                                                                                                      Unrealized
                                                                                                    Appreciation/
Type of Futures                       Expiration  Contracts       Position       Market Value       (Depreciation)
---------------------------------------------------------------------------------------------------------------------------

Mini S&P Index Futures                    Jun-02          2        Long           $   114,920           $ (1,415)
S&P 500 Index Futures                     Jun-02         81        Long            23,271,300           (414,357)
S&P 500 Index Futures                     Jun-02        (30)       Short           (8,619,000)            63,974
US Treasury Notes Futures                 Jun-02         22        Long             2,253,969            (79,656)
DAX Index Futures                         Jun-02         27        Long             3,177,521             42,408
S&P ASX 200 Index Futures                 Jun-02        108        Long             4,916,603            (52,733)
CAC 40 10 Euro Futures                    Apr-02        269        Long            10,994,476            329,772
Milan MIB 30 Index Futures                Jun-02         37        Long             5,281,582            119,770
Australian 10 year                        Jun-02          8        Long               414,178              2,366
Toronto Stock Exchange 60 Futures         Jun-02        140        Long             7,848,417             (7,805)
Canadian 10 Year Bond Futures             Jun-02         47        Long             2,950,333            (65,786)
---------------------------------------------------------------------------------------------------------------------------
Total                                                   711                       $52,604,299           $(63,462)
---------------------------------------------------------------------------------------------------------------------------

At March 31, 2002, the Portfolios have sufficient securities to cover margin requirements on open futures contracts.

--------------------------------------------------------------------------------
                                       33

Asset Management Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Holders of Beneficial
Interest of the Asset Management Portfolio:


In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Management Portfolio (one of the Portfolios comprising BT Investment Portfolios, hereafter referred to as the 'Portfolio') at March 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
May 3, 2002


--------------------------------------------------------------------------------
                                       34

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
FUND TRUSTEES AND OFFICERS


                                                                                                 NUMBER OF FUNDS
NAME, BIRTH DATE AND                                                                             IN THE FUND
POSITION WITH THE TRUST AND                BUSINESS EXPERIENCE AND                               COMPLEX OVERSEEN
THE PORTFOLIO TRUST(1)                     DIRECTORSHIPS DURING THE PAST 5 YEARS                 BY TRUSTEE(2)
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Charles P. Biggar                          Retired (since 1987); formerly Vice President,        27
October 13, 1930                           International Business Machines ('IBM')
Trustee BT Pyramid Mutual Funds            (1975 to 1978) and President, National Services
since 1999; and Asset                      and the Field Engineering Divisions of IBM (1976
Management Portfolio since 1991.           to 1987).
---------------------------------------------------------------------------------------------------------------------------
S. Leland Dill                             Trustee, Phoenix Zweig Series Trust (since September  27
March 28, 1930                             1989); Trustee, Phoenix Euclid Market Neutral Fund
Trustee BT Pyramid Mutual Funds            (since May 1998); Retired (since 1986); formerly
since 1999; Asset Management               Partner, KPMG Peat Marwick (June 1956-June 1986);
Portfolio since 1991.                      Director, Vintners International Company Inc.
                                           (June 1989 to May 1992); Director, Coutts (USA)
                                           International (January 1992-March 2000); Director,
                                           Coutts Trust Holdings Ltd., Director, Coutts Group
                                           (March 1991 to March 1999); General Partner,
                                           Pemco (June 1979 to June 1986).
---------------------------------------------------------------------------------------------------------------------------
Martin J. Gruber                           Nomura Professor of Finance, Leonard N. Stern         27
July 15, 1937                              School of Business, New York University (since 1964);
Trustee BT Pyramid Mutual Funds            Trustee, CREF (since 2000); Director, S.G. Cowen
since 1992; Asset Management               Mutual Funds (since 1985); Director, Japan Equity Fund,
Portfolio since 1999.                      Inc. (since 1992); Director, Thai Capital Fund, Inc.
                                           (since 2000); Director, Singapore Fund, Inc. (since 2000).
---------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                         Jacob Safra Professor of International Banking and    27
February 18, 1946                          Professor, Finance Department, The Wharton School,
Trustee BT Pyramid Mutual Funds            University of Pennsylvania (since 1972); Director,
since 1999; Asset Management               Lauder Institute of International Management
Portfolio since 1999.                      Studies (since 2000); Co-Director, Wharton Financial
                                           Institutions Center (since 2000).
---------------------------------------------------------------------------------------------------------------------------
Bruce E. Langton                           Formerly Assistant Treasurer of IBM Corporation       27
May 10, 1931                               (until 1986); Trustee and Member, Investment
Trustee BT Pyramid Mutual Funds            Operations Committee, Allmerica Financial Mutual
since 1999; Asset Management               Funds (1992 to 2001); Member, Investment Committee,
Portfolio since 1999.                      Unilever US Pension and Thrift Plans (1989 to
                                           2001);3 Retired (since 1987); Director, TWA
                                           Pilots Directed Account Plan and 401(k)
                                           Plan (1988 to 2000).
---------------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.                       Principal, Philip Saunders Associates (Economic and   27
October 11, 1935                           Financial Consulting) (since 1998); former Director,
Trustee BT Pyramid Mutual Funds            Financial Industry Consulting, Wolf & Company
since 1999; Asset Management               (1987 to 1988); President, John Hancock Home Mortgage
Portfolio since 1991.                      Corporation (1984 to 1986); Senior Vice President of
                                           Treasury and Financial Services, John Hancock
                                           Mutual Life Insurance Company, Inc. (1982 to 1986).
---------------------------------------------------------------------------------------------------------------------------
Harry Van Benschoten                       Retired (since 1987); Corporate Vice President,       27
February 18, 1928                          Newmont Mining Corporation (prior to 1987);
Trustee BT Pyramid Mutual Funds            Director, Canada Life Insurance Corporation
since 1992; Asset Management               of New York (since 1987).
Portfolio since 1999.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       35

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
FUND TRUSTEES AND OFFICERS

                                                                                                 NUMBER OF FUNDS
NAME, BIRTH DATE AND                                                                             IN THE FUND
POSITION WITH THE TRUST AND          BUSINESS EXPERIENCE AND                                     COMPLEX OVERSEEN
THE PORTFOLIO TRUST(1)               DIRECTORSHIPS DURING THE PAST 5 YEARS                       BY TRUSTEE2
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Richard T. Hale(4)                   Managing Director, Deutsche Bank Securities, Inc.           27
July 17, 1945                        (formerly Deutsche Banc Alex. Brown Inc.) (June 1999
Trustee BT Pyramid Mutual Funds      to present); Deutsche Asset Management-Americas
since 1999; Asset Management         (June 1999 to present); Director and President,
Portfolio since 1999.                Investment Company Capital Corp.(registered
                                     investment advisor) (April 1996 to present).
                                     Director/Trustee and President, Deutsche Asset
                                     Management Mutual Funds (1989 to present);
                                     Director, Deutsche Global Funds, Ltd. (January 2000
                                     to present); Director, CABEI Fund (June 2000
                                     to present); Director, North American Income Fund
                                     (September 2000 to present); Vice President,
                                     Deutsche Asset Management, Inc. (September 2000 to
                                     present). Chartered Financial Analyst.
                                     Formerly, Director, ISI Family of Funds.
---------------------------------------------------------------------------------------------------------------------------

NAME, BIRTH DATE AND
POSITION WITH EACH TRUST AND         BUSINESS EXPERIENCE AND
THE PORTFOLIO(1)                     DIRECTORSHIPS DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch                     Director, Deutsche Asset Management (1999
March 27, 1954                       to present).Formerly, Principal, BT Alex.
Vice President/Secretary             Brown Incorporated,(Deutsche Bank
                                     Securities, Inc.), (1998 to 1999);
                                     Assistant General Counsel, United States
                                     Securities and Exchange Commission, (1993
                                     to 1998).
---------------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo                     Director, Deutsche Asset Management
August 5, 1957                       (April 2000 to present); Certified Public
Treasurer                            Accountant; Certified Management
                                     Accountant. Formerly, Vice President
                                     and Department Head, BT Alex. Brown
                                     Incorporated (Deutsche Bank Securities,
                                     Inc.), 1998 to 1999; Senior Manager,
                                     Coopers & Lybrand L.L.P.
                                     (PricewaterhouseCoopers LLP), 1993 to 1998.
---------------------------------------------------------------------------------------------------------------------------
Amy Olmert                           Director, Deutsche Asset Management
May 14, 1963                         (formerly BT Alex. Brown Inc.); (January
Assistant Secretary                  1999 to present); Certified Public
                                     Accountant (1989 to present). Formerly,
                                     Vice President, BT Alex.Brown Incorporated,
                                     (Deutsche Bank Securities, Inc.),(1997 to
                                     1999); Senior Manager (1992 to 1997),
                                     Coopers & Lybrand L.L.P.
                                     (PricewaterhouseCoopers LLP), (1988 to
                                     1992).
---------------------------------------------------------------------------------------------------------------------------

(1)Unless otherwise indicated, the address of each Director and Officer is One South Street,Baltimore,MD 21202.
(2)As of December 31, 2002 the total number of Funds and Portfolios (including Master Portfolios) in the Fund Complex is 71.
(3)A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.
(4)Mr. Hale is a trustee who is an 'Interested Person' within the meaning of
   Section 2(a)(19) of the 1940 Act. Mr. Hale holds various positions with Deutsche BankAG and its advisor subsidiary Deutsche Asset Management,Inc.

The Funds' Statement of Additional Information, includes additional information about the Fund's Trustees and Officers. To receive a free copy of the Statement of Additional Information, call toll-free: 1-800-730-1313.


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For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                       DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                       PO BOX 219210
                       KANSAS CITY, MO 64121-9210
or call toll-free:     1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.




Asset Management Fund--Premier Class                            CUSIP #055847404
                                                                1682ANN (3/02)
                                                                Printed 5/02

Distributed by:
ICC Distributors, Inc